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                                                                    Exhibit 10.2

                          PENFORD HOLDINGS PTY LIMITED
                                   ('ISSUER')

                             ANZ CAPEL COURT LIMITED
                                   ('TRUSTEE')

                              DEBENTURE TRUST DEED
                      CREATING THE PENFORD DEBENTURE TRUST

                                 MINTER ELLISON
                                     Lawyers
                             Minter Ellison Building
                                 44 Martin Place
                                 SYDNEY NSW 2000

                                  DX 117 Sydney
                            Telephone (02) 9210 4444
                            Facsimile (02) 9235 2711
                           Reference AMN/RCA:10890732


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                                TABLE OF CONTENTS

1.       INTERPRETATION........................................................1
         1.1     Definitions...................................................1
         1.2     Interpretation...............................................11
         1.3     Calculation of amounts.......................................12

2.       DECLARATION, TERM AND NAME OF TRUST..................................12
         2.1     Declaration of Trust.........................................12
         2.2     Term.........................................................12

3.       TRUSTEE..............................................................12
         3.1     Appointment of Trustee.......................................12
         3.2     General powers...............................................13
         3.3     Authority of Trustee.........................................14
         3.4     Instructions of Debenture Holders............................14
         3.5     No obligation to investigate authority.......................15
         3.6     Notification to Debenture Holders............................15
         3.7     Notification to Trustee......................................16
         3.8     Exoneration..................................................16
         3.9     Delegation and appointment of attorneys......................16
         3.10    Dealings between the Issuer and Trustee......................17
         3.11    Independent investigation of credit..........................17
         3.12    Exercise of powers by corporate trustee......................17
         3.13    Trustee as a Debenture Holder................................18
         3.14    Indemnity to Trustee.........................................18
         3.15    No monitoring................................................18
         3.16    Recognition of Transaction Documents.........................19
         3.17    Agent........................................................19

4.       DISTRIBUTION OF RECOVERED FUNDS......................................20
         4.1     Money to be distributed on receipt...........................20
         4.2     Money held or to be held in suspense account.................20
         4.3     Manner of distribution.......................................20
         4.4     No objection.................................................21
         4.5     Repayment to Trustee.........................................21
         4.6     Distributions amongst Debenture Holders......................22
         4.7     Adjustments between Debenture Holders........................22
         4.8     Payments from Debenture Holder to the Trustee................23
         4.9     Suspense account.............................................23

5.       DEBENTURE HOLDERS....................................................23
         5.1     Rights and obligations of Debenture Holders..................23
         5.2     Trustee: exercise of discretion..............................23

6.       CREATION, ISSUE AND REDEMPTION OF DEBENTURES.........................24
         6.1     Issue of Debentures..........................................24
         6.2     Issue Notice.................................................24
         6.3     Surrender and redemption of Debentures.......................24
         6.4     Notices to Trustee...........................................25
         6.5     Cancellation.................................................25
         6.6     Transfer of Debentures.......................................25

7.       RESTRICTIONS ON DEBENTURES...........................................26

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         7.1     Limitation on Issue Notices..................................26
         7.2     Minimum principal amount.....................................27

8.       REGISTERS AND CERTIFICATES...........................................27
         8.1     Register.....................................................27
         8.2     Conclusiveness of Register...................................27
         8.3     Certificates.................................................28
         8.4     Execution of Debenture Certificates..........................28
         8.5     Register available for inspection............................28

9.       FUNDING PERIODS......................................................28
         9.1     Funding Notice...............................................28
         9.2     Selection of Funding Periods.................................28
         9.3     Funding Periods: restrictions................................28
         9.4     Failure to select Funding Period.............................29

10.      INTEREST.............................................................29

11.      REPAYMENT OF PRINCIPAL AMOUNT........................................29
         11.1    Repayment....................................................29
         11.2    Mandatory repayments.........................................29
         11.3    Final repayment..............................................30

12.      REPRESENTATIONS AND WARRANTIES.......................................30
         12.1    Representations and warranties...............................30
         12.2    Representations and warranties repeated......................34

13.      REPORTING OBLIGATIONS AND ACCESS.....................................34
         13.1    Notices to the Agent.........................................34
         13.2    Accounts and other information...............................35
         13.3    Preparation and form of Accounts and reports.................36
         13.4    Giving access to Secured Property............................37
         13.5    Investigating Accountants....................................37
         13.6    Confidentiality..............................................37

14.      GENERAL AND FINANCIAL OBLIGATIONS....................................38
         14.1    Positive obligations.........................................38
         14.2    Negative obligations.........................................40

15.      EVENTS OF DEFAULT....................................................42
         15.1    Events of Default............................................42
         15.2    Effect of Event of Default...................................45

16.      INCREASED COSTS......................................................46
         16.1    Increased costs..............................................46
         16.2    Method of calculation........................................46

17.      ILLEGALITY...........................................................46

18.      FEES.................................................................47

19.      COSTS AND EXPENSES...................................................47

20.      TAXES................................................................48
         20.1    Issuer to pay Taxes..........................................48

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         20.2    Fines and penalties..........................................48
         20.3    Goods and Services Tax.......................................48
         20.4    Deduction or withholding required............................49

21.      GENERAL INDEMNITY....................................................49

22.      DEFAULT INTEREST.....................................................50
         22.1    Default interest.............................................50
         22.2    Interest following judgment..................................50
         22.3    Capitalisation...............................................50

23.      REPLACEMENT OF TRUSTEE...............................................51
         23.1    Retirement...................................................51
         23.2    Removal......................................................51
         23.3    Further assurance by retiring Trustee........................51

24.      REVOCATION AND AMENDMENT OF TRUST DEED...............................52

25.      NOTICES..............................................................52
         25.1    Requirements.................................................52
         25.2    Effect.......................................................52
         25.3    Deemed receipt...............................................53
         25.4    Notice provisions in other Transaction Documents.............53

26.      TRUSTEE'S LIMITATION OF LIABILITY PROTECTION.........................53
         26.1    Capacity of Trustee..........................................53
         26.2    No personal liability........................................53
         26.3    Exclusion....................................................53

27.      PRESERVING THE TRUSTEE'S AND DEBENTURE HOLDERS' POWERS...............54
         27.1    Preservation.................................................54
         27.2    No obligation to exercise rights or give consent.............54
         27.3    Consent and waivers..........................................54
         27.4    Powers.......................................................54
         27.5    Choice of securities and Guarantees..........................54
         27.6    Indemnities generally........................................55
         27.7    Moratorium legislation.......................................55

28.      OTHER PROVISIONS.....................................................55
         28.1    Payments and receipts in foreign currency....................55
         28.2    Further assurances...........................................55
         28.3    Notification from Issuer.....................................56
         28.4    Trustee and Debenture Holders may set off....................56
         28.5    Issuer must not set off......................................56
         28.6    Surplus proceeds.............................................57
         28.7    Applying receipts............................................57
         28.8    Notices or demands as evidence...............................57
         28.9    Severability.................................................57
         28.10   Variation of this document...................................58
         28.11   Authorised Officers and communications.......................58
         28.12   Assignment...................................................58
         28.13   The Trustee or a Debenture Holder may disclose information...58
         28.14   Certain notices or demands...................................58
         28.15   If due date not a Business Day...............................59

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         28.16   Severability.................................................59
         28.17   Governing law and jurisdiction...............................59
         28.18   Attorneys....................................................59
         28.19   Counterparts.................................................59

SCHEDULE 1 -- FORM OF DEBENTURE...............................................60

SCHEDULE 2 -- ISSUE NOTICE....................................................63

SCHEDULE 3 -- FUNDING NOTICE..................................................64

SCHEDULE 4 -- APPLICABLE MARGIN...............................................65

SCHEDULE 5 -- REPAYMENT OF PRINCIPAL AMOUNT...................................66

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                              DEBENTURE TRUST DEED

DEED             dated                                                  2000

BETWEEN PENFORD HOLDINGS PTY LIMITED ACN 094 279 339 of 170 Epping Road, Lane Cove, NSW 2066 ('ISSUER')

AND ANZ CAPEL COURT LIMITED ACN 004 768 807 of Level 2, 20 Martin Place, Sydney, NSW 2000 in its capacity as debenture trustee of the Penford Debenture Trust (in this capacity, 'TRUSTEE')

RECITALS

A. The Issuer intends to issue Australian dollar interest bearing debentures under this document.

B. The Issuer has agreed to enter into this document in order to make provision for the appointment of a trustee for Debenture Holders.

C. The Trustee has agreed for the consideration expressed in this document to act as trustee of the trusts created by this document, on the terms contained in this document.


1.      INTERPRETATION

1.1     DEFINITIONS

        In this document, unless the contrary intention appears, the following words and expressions have the meanings indicated.

        'ACCOUNTING STANDARDS' means, in respect of a company, generally accepted accounting principles and practices consistently applied in the country of incorporation of that company, including any domestically accepted international accounting standards.

        'ACCOUNTS' means profit and loss accounts, balance sheets, cash flow statements and statements, reports (including auditors' reports and directors' reports) and notes attached to, or intended to be read with, any of them.

        'AGENT' means ANZ or any other person appointed pursuant to the Intercreditor Agreement to do the things specified in clause 3.17(a).

        'ANZ' means Australia and New Zealand Banking Group Limited ACN 005 357 522.

        'APPLICABLE MARGIN' means the applicable margin determined in accordance with Schedule 4.

        'ATTORNEY' means an attorney appointed under a Transaction Document.

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        'AUTHORISATION' includes:

        (a) any consent, authorisation, registration, filing, agreement, notarisation, certificate, permission, licence, approval or exemption from, by or with a Public Authority; or

        (b) in relation to anything which is prohibited or restricted by law if a Public Authority takes certain action within a specified period, the expiry of that period without the Public Authority taking that action.

        'AUTHORISED OFFICER' means:

        (a) in respect of the Issuer, any director or secretary of the Issuer or any person appointed by the Issuer and notified in writing to the Trustee and Agent from time to time to act as an Authorised Officer for the purposes of the Transaction Documents. (The notice must be signed by the company secretary or a director of the Issuer and be given to the Trustee and the Agent with a specimen signature of the person); and

        (b) in respect of the Trustee, the Agent or a Debenture Holder, a person holding or acting in the office of director, chief executive or secretary or whose title includes the word 'Manager', 'President' or 'Vice-President' or a person performing the functions of any of those offices, any duly appointed attorney of the Trustee or any person appointed by, respectively, the Trustee, or a Debenture Holder from time to time to act as an Authorised Officer for the purposes of the Transaction Documents and notified in writing to the Issuer, the Trustee and the Agent.

        'BANK BILL RATE' means, for a period:

        (a) the average bid rate which is shown at approximately 10.15am on page 'BBSY' on the Reuters Monitor System on the first day of that period for bank accepted Bills having a term equal or approximately equal to that period;

        (b)     if:

                (i) it is not possible for any reason for the Agent to determine the Bank Bill Rate under paragraph (a); or

                (ii) in the Agent's opinion, the basis on which the rate referred to in paragraph (a) is calculated has changed adversely to Debenture Holders,

                the Bank Bill Rate will be the average, rounded upwards if necessary to four decimal places and expressed as a yield percentage per annum, of the bid rates quoted by each Reference Bank at or about 10.30am on that day (or such number of Reference Banks as provide quotes to the Agent at that time on that day), for bank accepted Bills having a term as described above, as conclusively determined in good faith by the Agent; or

        (c) if it is not possible for any reason for the Agent to determine the Bank Bill Rate under paragraphs (a) or (b) above, the Bank Bill Rate will be the rate determined by the Agent in good faith to be its cost of funds for that period.

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        'BILL' means a bill of exchange as defined in the Bills of Exchange Act
        1909 (Cth), but does not include a cheque.

        'BUSINESS DAY' means a weekday on which banks are open for general banking business in Sydney.

        'COLLATERAL SECURITY' means any Security Interest, Guarantee or other document or agreement at any time created or entered into as security for any Secured Money including, but not limited to, any Security Interest, Guarantee or other document or agreement that:

        (a)     the Trustee is a party to; or

        (b)     is given for the benefit of the Trustee,

        in its capacity as trustee of the Trust, or otherwise on behalf of the Debenture Holders but does not include the Letter of Credit.

        'CONTESTED TAX' means a Tax assessed as payable by the Issuer where the
        Issuer:

        (a) is diligently contesting the Tax in good faith and in accordance with proper procedures and laws;

        (b) is not required by applicable law to pay the Tax before the contest has been decided; and

        (c) has set aside sufficient reserves of liquid assets to pay the Tax and any fine, penalty, interest or other cost payable if the contest is unsuccessful.

        'CURRENT FINANCIAL INFORMATION' means, at any time, the latest Accounts, reports and other financial information provided by the Issuer to the Agent under this document.

        'DEBENTURE' means a debenture issued by the Issuer strictly in accordance with this document.

        'DEBENTURE CERTIFICATE' means a certificate issued under clause 8.

        'DEBENTURE HOLDER' means, at any time, any person who at that time is entered on the Register as holding a Debenture.

        'DEBENTURE HOLDER DEBT' means, in relation to a Debenture Holder on any given day, the aggregate face value of Debentures held by the Debenture Holder on that day as determined by clause 1.3, whether owing to the Debenture Holder directly, or beneficially or as trustee or agent, or in any other capacity.

        'DEFAULT RATE' has the meaning given to it in clause 22 (Default interest).

        'DERIVATIVE TRANSACTION' means any agreement or transaction which is:

        (a) a futures contract (including a futures contract as defined in the Corporations Law); or

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        (b)     a 'Specified Transaction' as defined in the 1992 ISDA Master
                Agreement or a 'Transaction' as defined in the 1996 ISDA Equity Derivatives Definitions (both as published by the International Swaps and Derivatives Association, Inc.),

        or any other agreement or transaction of a similar nature or effect to any of the above.

        'DOLLARS' and '$' means Australian dollars.

        'ENVIRONMENT' means the physical and radiative factors of the surroundings of persons including the land, waters, atmosphere, climate, sound, odours, taste, electromagnetism, radioactivity, the biological factors of animals and plants and the social factor of aesthetics.

        'ENVIRONMENTAL LAW' means a law regulating or otherwise relating to the Environment, including any law relating to land or water use, planning, building, heritage, coastal protection, water catchments, pollution, noise, smell, soil or ground water contamination, soil conservation, nature conservation, chemicals, waste, use of dangerous goods or hazardous substances, public and occupational health and safety, noxious trades or any other aspect of protection of the Environment or any person or property.

        'ENVIRONMENTAL LIABILITY' means any obligation or Loss under an Environmental Law imposed on the Issuer (or any of its officers), the Trustee (or any of its officers), the Agent (or any of its officers), a Debenture Holder (or any of its officers), or any occupier of a Property, as a result of activities carried on during the ownership or occupation of the Property by any person at any time.

        'EVENT OF DEFAULT' means each event specified in clause 15.1 (Events of Default).

        'EXTERNAL ADMINISTRATOR' means an administrator, receiver, receiver and manager, trustee, provisional liquidator, liquidator or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity.

        'FINANCIAL INDEBTEDNESS' means any actual or contingent debt or other monetary liability arising in respect of money borrowed or raised or any financial accommodation provided, including in respect of any:

        (a)     Bill, bond, debenture, note or similar instrument; or

        (b)     acceptance, endorsement or discounting arrangement; or

        (c)     Guarantee;

        (d) trade or vendor financing or deferred purchase price (for more than 90 days) of any asset or service;

        (e) a lease constituting, or accounted for in a similar way to, a finance lease or capitalised lease under Accounting Standards;

        (f) obligation to deliver goods or other property or provide services paid for in advance by any Trustee or in relation to any other financing transaction;

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        (g)     redemption of any preference shares or acquisition of redeemable preference shares; or

        (h)     Derivative Transaction.

        'FUNDING NOTICE' means a notice given in accordance with clause 9.1 of this document.

        'FUNDING PERIOD' means, in relation to a Debenture, the period (if any) selected for that Debenture in the Funding Notice in respect of that Debenture or the period otherwise determined under this document.

        'GST' has the meaning given in the GST Law.

        'GST LAW' means A New Tax System (Goods and Services Tax) Act 1999.

        'GUARANTEE' means a guarantee, indemnity, letter of credit, letter of comfort or any other obligation or irrevocable offer (whatever it is called and whatever its nature):

        (a) to provide funds (whether by the advance or payment of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment or discharge of;

        (b) to indemnify any person against the consequences of default in the payment of; or

        (c)     to be responsible for,

        an obligation or monetary liability of another person, a dividend, distribution, capital or premium on shares, debenture or other interests, or the solvency or financial condition of another person.

        'INSOLVENCY' of a person includes:

        (a)     the Winding Up of the person;

        (b)     the appointment of an External Administrator to the person;

        (c) any composition, compromise, arrangement, merger, amalgamation, reconstruction, administration, assignment for the benefit of creditors or insolvency of, by, or adversely affecting the person and any procedure which is equivalent or analogous in any jurisdiction; and

        (d)     the death or permanent incapacity of the person.

        'INTELLECTUAL PROPERTY' means any intellectual or industrial property including:

        (a) any patent, trade mark (whether registered or common law), trade name, copyright, registered design, trade secret, confidential information, know-how or computer program; and

        (b) any licence or other right to use or to grant the use of or to be the registered owner or user of any of them.

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        'INTERCREDITOR AGREEMENT' has the meaning given in the US Credit
        Agreement.

        'INTEREST RATE' means the Bank Bill Rate plus the Applicable Margin.

        'ISSUE DATE' means a date on which debentures are or are to be issued under this document.

        'ISSUE NOTICE' means a notice given in accordance with clause 6.2 of this document.

        'ISSUER PARTY' means the Issuer and each Subsidiary of the Issuer.

        'LEASE' means any arrangement whereby an asset may be used or managed by a person other than the owner. It includes a sub-lease, lease of a lease, management agreement or licence.

        'LETTER OF CREDIT' has the meaning given to it in the US Credit
        Agreement.

        'LEVERAGE RATIO' has the meaning given to it in the US Credit Agreement.

        'LOSS' means a loss, claim, action, damage, liability, cost, charge, expense, penalty, compensation, fine, outgoing or payment suffered, paid or incurred.

        'MATERIAL ADVERSE EFFECT' means a material adverse effect on:

        (a) the effectiveness of, or the ability of the Issuer to observe its obligations under, a Transaction Document;

        (b) the market value or marketability of any asset the subject of a Collateral Security; or

        (c)     the financial condition or business of the Issuer.

        'MATERIAL DOCUMENT' means:

        (a)     the sale agreement dated 29 August 2000 for the Purchase;

        (b) the 'Hi-maize Supply Agreement' dated 29 August 2000 between PAL, Goodman Fielder Mills Limited, Quality Bakers Australia Limited and The Uncle Tobys Company Limited;

        (c) the 'Hi-maize Access Deed' dated 29 August 2000 between the Issuer, PAL, Quality Bakers Australia Limited and Goodman Fielder Limited; and

        (d) the letter of offer dated 26 September 2000 by BNP Pacific (Australia) Limited to PAL.

        'PAL' means Penford Australia Limited ACN 003 780 229 (formerly Starch Australasia Limited).

        'PENFORD SECURITY TRUST' means the trust established by the Penford Security Trust Deed.

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        'PENFORD SECURITY TRUST DEED' means the security trust deed described as such between PAL and the Trustee dated on or about the date of this document.

        'PERMITTED FINANCIAL INDEBTEDNESS' means Financial Indebtedness permitted under the Financing Documents and the facility for $12 million granted to the Borrower by BNP Pacific (Australia) Limited pursuant to the letter of offer dated 20 September 2000.

        'PERMITTED SECURITY INTEREST' means, in relation to a person:

        (a)     a Collateral Security over any of the person's assets;

        (b) a Security Interest over any of the person's assets to which the Trustee (acting on the instructions of the Debenture Holders) has consented, such consent not to be unreasonably withheld or delayed. It does not include a Security Interest to which the Trustee has consented on one or more conditions if those conditions are not complied with; and

        (c) a lien or charge arising by operation of law in the ordinary course of the person's ordinary business. It does not include a lien or charge that secures debts overdue for more than 10 Business Days or debts for more than $50,000.

        'POTENTIAL EVENT OF DEFAULT' means any event, thing or circumstance which with the giving of notice or passage of time or both would become an Event of Default.

        'POWER' means any right, power, discretion or remedy of the Trustee, a Debenture Holder, a Receiver or an Attorney under any Transaction Document or applicable law.

        'PRINCIPAL AMOUNT' in respect of a Debenture means the face value of the Debenture less all amounts of principal repaid.

        'PROPERTY' means all real property leased, occupied, used in relation to or necessary for its business or owned by any Issuer Party at any time.

        'PROPORTION' means, in relation to a Debenture Holder, at any time the proportion of the Debenture Holder Debt for that Debenture Holder at that time to the aggregate of the Total Debenture Holder Debt at that time.

        'PUBLIC AUTHORITY' includes the Crown, any government and any governmental, semi-governmental, public, administrative, regulatory or judicial entity. It includes a Minister, a statutory corporation, a self-regulatory organisation or supervisory authority established by statute and any stock or futures exchange.

        'PURCHASE' means the purchase by the Issuer of PAL.

        'RECEIVER' means a receiver or receiver and manager appointed under a Collateral Security.

        'RECORDS' means all the information which relates in any way to a specified person's business or any transaction entered into by the person, whether the information is recorded electronically, magnetically or otherwise.

        'REFERENCE BANK' means each of the Commonwealth Bank of Australia, National Australia Bank Limited and Westpac Banking Corporation, and any other bank


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
        appointed as a Reference Bank, in addition to or in place of any of them, by agreement between the Issuer and the Trustee (acting on the instructions of the Debenture Holders).

        'REGISTER' means the register of Debentures and Debenture Holders to be maintained by the Trustee under this document.

        'RELATED ENTITY' of an entity means an entity which is related to the first entity under section 50 of the Corporations Law.

        'RELEVANT DOCUMENT' means a Transaction Document or a Material Document.

        'REQUIRED LENDERS' has the meaning given to it in the Intercreditor Agreement.

        'SECURED MONEY' means:

        (a) all money that the Issuer now owes or in the future may come to owe, actually or contingently, for any reason, to one or more of the Debenture Holders or to any combination of Debenture Holders in connection with any Debenture; and

        (b) all money that the Issuer now owes or in the future may come to owe, actually or contingently, for any reason under a Transaction Document including, but not limited to, all moneys expressed to be 'Secured Money'.

        It includes any amount which the Issuer owes a Debenture Holder under a Transaction Document if one or more facts become known or events occur. This includes any amount which may arise under or in relation to an obligation, document or agreement existing at that time, and any amount which may arise out of or in relation to circumstances existing, foreseeable or contemplated at that time.

        Where the Issuer would have owed money but for its Insolvency, it will be taken still to owe that money.

        'SECURED PROPERTY' means all property the subject of a Collateral Security.

        'SECURITY' means:

        (a) any Security Interest or Guarantee given to the Trustee as security for the payment of the Secured Money;

        (b) any other Security Interest which the Trustee is given as trustee of the Trust; or

        (c) any document which the Issuer and the Trustee agree is a Security.

        'SECURITY INTEREST' means a mortgage, charge, lien or pledge or any other right by way of security (including a right of set-off in respect of a deposit or a right to retain funds the subject of a flawed deposit arrangement) of a creditor to have its claims satisfied before other creditors with or from the proceeds of any asset.

        'STARCH NEW ZEALAND LIMITED' means Starch New Zealand Limited a duly incorporated company having its registered office at Auckland and having the company number AK163345.

        'SUBSCRIBER' means a person who agrees under a Subscription Agreement to subscribe for Debentures.

        'SUBSCRIPTION AGREEMENT' means any document designated by the Trustee and the Issuer as a subscription agreement for the purposes of this document.

        'SUBSIDIARY' of an entity means an entity that is:

        (a) a subsidiary of the first entity under section 46 of the Corporations Law; or

        (b) a subsidiary of, or otherwise controlled by, the first entity under any Accounting Standard in Australia.

        'TAX' means a tax, levy, duty or charge (and associated penalty or interest) imposed by a Public Authority. It includes stamp duty and other taxes of a similar nature, income tax, withholding tax, GST and transaction taxes and duties, but does not include tax on the overall net income of the Trustee or a Debenture Holder.

        'TERMINATION DATE' means the maturity date specified in a Debenture Certificate or any earlier date on which the Secured Money becomes due and payable under this document or another Transaction Document.

        'TOTAL DEBENTURE HOLDER DEBT' means, on any given day, the sum of all Debenture Holder Debts on that day.

        'TRANCHE 1 DEBENTURE' means a Debenture in respect of which it is stated on the Debenture Certificate to be a Tranche 1 Debenture.

        'TRANCHE 2 DEBENTURE' means a Debenture in respect of which it is stated on the Debenture Certificate to be a Tranche 2 Debenture.

        'TRANSACTION DOCUMENT' means each of:

        (a)     this document and any Debentures;

        (b)     the Subscription Agreement;

        (c) the fixed and floating charge granted by the Issuer in favour of the Trustee over its present and future assets in New South Wales and Victoria;

        (d) the future asset charge granted by the Issuer in favour of the Trustee over its future assets outside New South Wales and Victoria and over its present assets in the Australian Capital Territory and the Northern Territory;

        (e) the fixed and floating charge granted by PAL in favour of the Trustee over its present and future assets in New South Wales and Victoria;

        (f) the fixed and floating charge granted by PAL in favour of the Trustee over its present assets outside New South Wales and Victoria limited to $3,000,000;

        (g) the future asset charge granted by PAL in favour of the Trustee over its future assets outside New South Wales and Victoria and over its present assets in the Australian Capital Territory and the Northern Territory;

        (h) the fixed and floating charge granted by Starch New Zealand Limited in favour of the Trustee over all its present and future assets;

        (i) the guarantee and indemnity from PAL on account of the Issuer in favour of the Trustee;

        (j) the guarantee and indemnity from Starch New Zealand Limited on account of the Issuer in favour of the Trustee;

        (k) the real property mortgages from each of PAL and Starch New Zealand Limited over all real property owned by them;

        (l)     a Collateral Security;

        (m) a document that the Issuer and the Trustee (acting on the instructions of the Debenture Holders) agree is a Transaction Document; and

        (n) a document entered into or given under or in connection with, or for the purpose of amending or novating, any Transaction Document.

        'TRUST' means the trust established under this document.

        'TRUSTEE' means ANZ Capel Court Limited and any other party appointed as trustee of the Trust in accordance with clause 23 of this document.

        'TRUST FUND' means:

        (a) the amount held by the Trustee under clause 2.1 (Declaration of Trust);

        (b)     each Security; and

        (c) any other property acquired or held by the Trustee as trustee of the Trust, including:

                (i) the benefit of any representation, warranty, undertaking or covenant;

                (ii) any property representing the proceeds of sale or enforcement of any property forming part of the Trust Fund;

                (iii) any property representing the proceeds of any insurance claims payable to the Trustee in that capacity; and

                (iv) any property into which any other property forming part of the Trust Fund is converted or invested and the property representing the proceeds of any such property.

        'US CREDIT AGREEMENT' means the Amended and Restated Credit Agreement dated as of 15 November 2000 between Penford Corporation, Penford Products Co., certain commercial lending institutions and The Bank of Nova Scotia.

        'WINDING UP' includes:

        (a) dissolution, liquidation, provisional liquidation and bankruptcy; and

        (b)     any analogous or equivalent procedure in any jurisdiction.

1.2     INTERPRETATION

        Headings are for convenience only and do not affect interpretation. The following rules apply unless the context requires otherwise:

        (a)     the singular includes the plural and the converse; and

        (b)     one gender includes all genders; and

        (c) other grammatical forms of defined words or expressions have corresponding meanings; and

        (d) a reference to a party to this document includes that party's successors and permitted substitutes or assigns; and

        (e) a reference to a document or agreement includes that document or agreement as amended, novated, supplemented or replaced from time to time except to the extent prohibited by a Transaction Document; and

        (f) a reference to any thing includes the whole or any part of that thing and a reference to a group of things or persons includes each thing or person in that group; and

        (g) references to clauses, schedules and annexures are references to clauses of and schedules and annexures to this document; and

        (h) references to 'persons' or words implying natural persons include bodies corporate, joint ventures, partnerships, trusts, associations, unincorporated bodies and Public Authorities; and

        (i) references to 'entities' include entities as defined for any purpose under Accounting Standards; and

        (j) an example does not limit what else might be included. Mentioning anything after 'include', 'includes' or 'including' does not limit what else might be included; and

        (k)     a reference to time is a reference to Sydney time; and

        (l) an Event of Default subsists until it has been waived in writing by the Trustee (acting on the instructions of the Debenture Holders) or remedied to the satisfaction of the Trustee (acting on the instructions of the Debenture Holders); and

        (m) 'writing' and cognate expressions includes a facsimile transmission, any electronic communication that can be printed in hard copy and any means of reproducing words in a tangible and permanently visible form; and

        (n)     'dollars' and '$' refer to Australian currency; and

        (o) a reference to an agreement includes any legally enforceable arrangement, understanding, undertaking or representation whether or not in writing; and

        (p) a reference to 'property' or an 'asset' includes a reference to any right or interest in, or right to use, property or assets, to future property or assets, to things in action and to intangible property or assets; and

        (q) a reference to any legislation or statutory instrument or regulation is construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable.

1.3     CALCULATION OF AMOUNTS

        (a) In determining the amount of the Secured Money owed to a Debenture Holder, the Trustee will rely on the most recent certificate from the applicable Debenture Holder, which certificate will, in the absence of manifest error, be prima facie evidence of the facts stated in it. The Trustee is under no obligation to enquire about the accuracy, validity or genuineness of such a certificate and will be under no obligation to the Issuer or any Debenture Holder if it acts in accordance with this document or a Transaction Document in reliance on such a certificate.

        (b) This clause 1.3 is for the benefit of the Trustee and the Debenture Holders only. The Issuer may not seek to rely on anything contemplated by this clause to reduce, abrogate, repudiate or otherwise lessen its obligations under this document or any other Transaction Document.

2.      DECLARATION, TERM AND NAME OF TRUST

2.1     DECLARATION OF TRUST

        (a) The Trustee declares that it holds the sum of $10, and will hold the Trust Fund, on trust for the Debenture Holders on the terms of this document.

        (b)     The Trust will be known as the 'Penford Debenture Trust'.

2.2     TERM

        The Trust commences on the date of this document and, unless determined earlier, ends on the day immediately before the date which is 80 years from the date of this document.

3.      TRUSTEE

3.1     APPOINTMENT OF TRUSTEE

        The Trustee is appointed to act as trustee of the Trust Fund for the Debenture Holders in connection with the Transaction Documents.

3.2     GENERAL POWERS

        The Trustee has, in addition to the powers otherwise conferred under this document or on trustees by law, the following powers:

        (a)     to distribute, in accordance with clause 4, money received:

                (i)     by the Trustee under a Transaction Document; and

                (ii) from the Issuer in connection with any Transaction Document or Debentures; and

                (iii)   from a Debenture Holder in accordance with clause 4.8;
                        and

        (b) to exercise all powers and discretions conferred on the Trustee under a Transaction Document; and

        (c) to open any account or accounts with any bank or banks and to operate by and in all usual ways any such account or accounts; and

        (d) to give effectual receipts and discharges for any moneys received by or on behalf of the Trustee or otherwise relating to any of the acts, matters and things provided for in this document; and

        (e) to take such action as it thinks fit for the adequate protection of any part or parts of the Trust Fund; and

        (f) to take and to act on the written opinion of an attorney-at-law or counsel practising in any country where the Trust Fund or any part thereof may for the time being be invested in relation to:

                (i) the interpretation or effect of this document or any other document or statute; or

                (ii) the administration of the Trust, without being liable to any Debenture Holder in respect of any act done by the Trustee in accordance with such opinion,

                provided that nothing in this provision will:

                (iii) prohibit or impede the Trustee from applying to any court if it thinks fit; or

                (iv) permit the Trustee to act in a manner inconsistent with the directions of the Debenture Holders; and

        (g) to take and to act on any written direction of all Debenture Holders without being liable to any Debenture Holder in respect of any act done by the Trustee in accordance with any such direction; and

        (h) to permit any asset of the Trust to be held or registered in the name of any nominee of the Trustee and to deposit assets, securities and documents belonging or related to the Fund with any person; and

        (i) generally to exercise or to concur in exercising all the powers and discretions contained in this document or otherwise by law conferred notwithstanding that the Trustee or (if more than one person is the Trustee) any person being a Trustee or any person being a director or shareholder of the Trustee (being a company):

                (i) has or may have a direct or personal interest in the mode or result of exercising such power or discretion; or

                (ii) may benefit either directly or indirectly as a result of the exercise of any such power or discretion, and notwithstanding that the Trustee for the time being is the sole Trustee; and

        (j)     to exercise all powers and discretions which:

                (i) are incidental to any of the powers or discretions specified above; or

                (ii)    all Debenture Holders direct the Trustee to exercise.

3.3     AUTHORITY OF TRUSTEE

        The Trustee is authorised to:

        (a) enter into, and exercise those Powers expressly given to the Trustee under, the Transaction Documents together with any reasonably incidental rights, powers, discretions or remedies; and

        (b) take any action necessary or appropriate to give effect to the instructions given to it by the Debenture Holders.

        The Trustee has no responsibilities or duties except those expressed in the Transaction Documents.

3.4     INSTRUCTIONS OF DEBENTURE HOLDERS

        (a) In exercising its Powers under the Transaction Documents, the Trustee must act in accordance with the instructions (if any) of the Debenture Holders.

        (b) In the absence of any such instructions, or where the provision concerning a Power does not specify that the Trustee must act on the instructions of the Debenture Holders, the Trustee may (but is not obliged to) act as it thinks fit in the best interests of the Debenture Holders.

        (c) Despite the above, the Trustee is not obliged to take any action under the Transaction Documents until it is first indemnified to its satisfaction:

                (i) out of the Trust Fund under clause 3.14 (Indemnity to Trustee); or

                (ii) by each Debenture Holder rateably in accordance with its Proportion (to the extent the Trustee has not been indemnified by a Debenture Holder under the Transaction Documents or under paragraph (i)), against any Loss it believes it will suffer, pay or incur in taking that action (other than in its capacity as a Debenture Holder).

        (d) Despite any other provision of this document or any provision of a Transaction Document, the Trustee must not:

                (i) give a final release or discharge of any Transaction Document; or

                (ii) demand repayment of money secured by or owing under a Transaction Document (other than costs, fees or expenses payable to the Trustee under this document or a Transaction Document); or

                (iii) agree to amend or permit the amendment of any Transaction Document; or

                (iv) otherwise commence enforcement action in relation to a Transaction Document,

                without the prior written consent or instructions of the Debenture Holders.

        (e) Despite any other provision of this document or any provision of a Transaction Document, but subject to clause 6.1(a), the Trustee must not consent to the issue of Debentures by the Issuer without the prior written consent or instructions of the Debenture Holders.

        (f) Any action taken by the Trustee in accordance with this clause, or pursuant to instructions given to the Trustee by the Debenture Holders, is binding on each Debenture Holder and each Debenture Holder authorises the Trustee to give any consent and do any other matter or thing necessary or appropriate to give effect to the instructions.

        (g) Where there is more than one Debenture Holder, the Trustee can rely on separate consents or instructions provided by Debenture Holders given at different times.

3.5     NO OBLIGATION TO INVESTIGATE AUTHORITY

        No person dealing with the Trustee need enquire whether instructions have been given to the Trustee by the Agent or the Debenture Holders or as to the terms of any instructions.

3.6     NOTIFICATION TO DEBENTURE HOLDERS

        The Trustee agrees promptly to notify each Debenture Holder of each Event of Default of which the Trustee has actual knowledge. The Trustee will not be taken to have knowledge unless the Trustee has received written notice of the Event of Default from the Agent, a Debenture Holder or the Issuer.

3.7     NOTIFICATION TO TRUSTEE

        Each Debenture Holder agrees to promptly notify the Trustee of an Event of Default of which the Debenture Holder has actual knowledge.

3.8     EXONERATION

        (a) Neither the Trustee nor any of its directors, officers, employees, agents or attorneys is responsible to the Issuer, the Agent or any Debenture Holder:

                (i) because the Issuer or any other person (other than the Trustee) fails to perform its obligations under a Transaction Document; or

                (ii)    for the solvency or financial condition of the Issuer;
                        or

                (iii) because any statement, representation or warranty in a Transaction Document is incorrect or misleading except to the extent caused by the fraud, gross negligence or breach of trust by the Trustee; or

                (iv) for the effectiveness, genuineness, validity, enforceability, admissibility in evidence or sufficiency of any Transaction Document or any certificate, report, document or other instrument executed or delivered in connection with a Transaction Document except to the extent caused by the fraud, gross negligence of, or breach of trust by, the Trustee; or

                (v) for acting in accordance with the instructions of the Debenture Holders, or for refraining, (in accordance with the instructions of the Debenture Holders) from exercising a right, power or discretion; or

                (vi) for any action taken or omitted by any of them in connection with a Transaction Document, except to the extent caused by its fraud, gross negligence or breach of trust.

        (b) The Trustee is not responsible to any person because a Debenture Holder fails to observe its obligations under any Transaction Document.

        (c) A Debenture Holder instructing the Trustee(in such capacity an 'INSTRUCTING DEBENTURE HOLDER') is not responsible to any other Debenture Holder for any loss, claim or liability suffered because of any notice or instruction issued by the Instructing Debenture Holder to the Trustee.

        (d) In relation to any Transaction Document, the Trustee may rely on any communication or instrument believed by it to be genuine and correct and to have been signed or sent by an Authorised Officer of the sender or, if otherwise required, by the proper person and may rely, as to legal or other professional matters, on opinions and statements of any legal or professional advisers selected or approved by it.

3.9     DELEGATION AND APPOINTMENT OF ATTORNEYS

        (a) The Trustee may delegate from time to time and at any time to any person any of the obligations, functions, duties, rights and powers or discretions under this document or any Transaction Document on such terms and conditions (including power to sub-delegate) as the Trustee thinks fit. The Trustee is not liable for any action taken or omitted to be taken by any such person except to the extent that it is proven that the person appointed was unqualified to perform the task delegated to them.

        (b) The Trustee may from time to time appoint one or more attorneys under a power or powers of attorney:

                (i)     to act jointly or severally; and

                (ii)    with or without power for any such attorney to delegate;
                        and

                (iii) in relation to a specific transaction or class of transactions or generally; and

                (iv) in a particular place or in any place, to execute any document or to do any act or to receive notice, money or other property in respect of the Trust Fund or in respect of the exercise of any power conferred on the Trustee by this document or a Transaction Document or by law, whether or not the Trustee has disclosed to any such attorney or any person dealing with such attorney that in respect of the power to be so delegated it is acting as trustee.

3.10    DEALINGS BETWEEN THE ISSUER AND TRUSTEE

        The Trustee (without having to account to any Debenture Holder) may generally engage in any kind of business with the Issuer as if it were not the Trustee and may accept fees or other consideration from the Issuer for services in connection with the Trust and otherwise without having to account for the same to any Debenture Holder.

3.11    INDEPENDENT INVESTIGATION OF CREDIT

        The Trustee is entitled to assume, and will in all cases assume, that each Debenture Holder:

        (a) has, independently and without reliance on the Trustee or any other Debenture Holder, and based on such documents and information as it has deemed appropriate, made its own investigation into the affairs of the Issuer, and any other party to a Transaction Document; and

        (b) will, independently without reliance on the Trustee or any other Debenture Holder and based on such documents and information as it deems appropriate at the time, continue to make its own analysis and decisions as to the taking or not taking of action under any Transaction Document or any Debentures.

3.12    EXERCISE OF POWERS BY CORPORATE TRUSTEE

        Every Trustee which is a corporation or company may exercise or concur in exercising any discretion or power hereby conferred on the Trustee by a resolution of such corporation or company or by a resolution of its board of directors or governing body or may delegate the right and power to exercise or to concur in exercising any such discretion or power to a representative appointed for the purpose by its board of directors or governing body.

3.13    TRUSTEE AS A DEBENTURE HOLDER

        (a) Subject to paragraph (b), the Trustee in its capacity as a Debenture Holder has the same rights and powers under each Transaction Document as any other Debenture Holder. It may exercise them as if it were not acting as trustee of the Trust.

        (b) Despite any other provision of this document, unless there is Secured Money owing to the Trustee, the Trustee is not required to give its consent or instructions in its capacity as a Debenture Holder in relation to any matter or thing and a reference in a Transaction Document to any matter or thing requiring the consent of all of the Debenture Holders will be construed as all of the Debenture Holders other than the Trustee unless and until any Secured Money becomes owing to the Trustee.

3.14    INDEMNITY TO TRUSTEE

        (a) Each Debenture Holder severally indemnifies the Trustee (to the extent not reimbursed by the Issuer), rateably in its Proportion (as at the time of the event occasioning the relevant Loss) against any Loss which the Trustee (other than in its capacity as a Debenture Holder) may sustain or incur directly or indirectly under or in relation to a Transaction Document. This indemnity survives termination of this document or redemption of any Debentures.

        (b) No Debenture Holder is liable under paragraph (a) for any of the above to the extent that the Loss arises from the Trustee's fraud, gross negligence, wilful misconduct or breach of trust.

3.15    NO MONITORING

        (a) The Trustee is not required to keep itself informed as to the compliance by the Issuer with any Transaction Document or any other document or agreement or to inspect any property or the Records of the Issuer.

        (b)     The Trustee is under no obligation:

                (i) to monitor or to review the financial or other condition of the Issuer or to investigate any matters or to make any inquiries with respect to the Issuer; or

                (ii) to provide any factual or other information to a Debenture Holder (other than to pass on information received by the Trustee on request by a Debenture Holder) including, without limitation, with respect to the financial or other condition of the Issuer, or the possible or likely occurrence of an Event of Default, except as expressly stated in this document.

3.16    RECOGNITION OF TRANSACTION DOCUMENTS

        (a) The Issuer or any Debenture Holder may request the Trustee to approve a document or agreement as a Transaction Document for the purposes of this document.

        (b) If the Issuer or a Debenture Holder requests the Trustee to approve an agreement or document as a Transaction Document, that person shall:

                (i) provide the Trustee with a copy of the document or agreement;

                (ii)    provide its request in writing; and

                (iii) provide any additional information requested by the Trustee.

        (c) If the Issuer and the Debenture Holders agree, the Trustee may approve any document or agreement as a Transaction Document for the purposes of this document. If the Trustee approves a document or agreement as a Transaction Document for the purposes of this document, the Trustee shall issue a certificate to the Agent and the Issuer certifying that the document or agreement named in the certificate is a Transaction Document for the purposes of this document.

3.17    AGENT

        (a) Each Debenture Holder appoints the Agent as its agent to exercise all its Powers and rights and to do all things it is entitled to do under this document except the giving of a notice under clause 3.17(d).

        (b) Despite any other provision in this document, for as long as there is an Agent:

                (i) no Debenture Holder may separately exercise any right or Power under this document; nor

                (ii) may the Trustee act on agreement, directions, consent or instructions given to it directly by any Debenture Holder.

        (c) Where under this document or any other Transaction Document, except under clause 3.17(d), the agreement, direction, consent or instructions of the Debenture Holders is required, the Trustee may rely on a written statement from the Agent that such agreement, direction, consent or instructions (as the case may be) has been provided. The Trustee will not be liable to any Debenture Holder if it acts in accordance with such a written statement from the Agent. The Debenture Holders must communicate all such agreements, directions, consents and instructions to the Agent unless the Agent has been removed and a new agent has not been appointed.

        (d) The Debenture Holders may, with the agreement of the Required Lenders, by notice in writing given by each Debenture Holder remove the Agent and appoint another person as agent. Such appointment shall be effective from the time of receipt by the Trustee of such notice.

        (e) The Trustee need not enquire into the appointment by the Debenture Holders of ANZ as agent nor into the appointment of any other person as Agent in place of ANZ or into the term of any such appointment.

4.      DISTRIBUTION OF RECOVERED FUNDS

4.1     MONEY TO BE DISTRIBUTED ON RECEIPT

        All money received by the Trustee:

        (a) under a Transaction Document (including, but not limited to, proceeds of enforcement action); or

        (b) from the Issuer in connection with any Transaction Document or Debenture; or

        (c) from a Debenture Holder in accordance with clause 4.8, other than money:

                (i) placed to the credit of a suspense account or which the Trustee considers, acting on the reasonable instructions of the Debenture Holders, ought to be placed to the credit of a suspense account:

                        (A) in order to preserve rights to prove in the bankruptcy or Insolvency of any person; or

                        (B) because the Trustee or the Debenture Holders, reasonably consider that the money may have to be repaid under any law relating to insolvency; or

                (ii) which the Trustee is entitled to retain under the terms of this document including, without limitation, any fees, costs or charges payable to the Trustee,

        must be distributed by the Trustee in accordance with clause 4.3 as soon as practicable after the Trustee receives it.

4.2     MONEY HELD OR TO BE HELD IN SUSPENSE ACCOUNT

        Money referred to in clause 4.1(i) must be distributed by the Trustee in accordance with clause 4.3 as soon as practicable after:

        (a) the Trustee determines, acting on the reasonable instructions of the Debenture Holders, that the money no longer needs to be held in a suspense account; or

        (b) the Debenture Holders direct the Trustee to distribute the money.

4.3     MANNER OF DISTRIBUTION

        Money referred to in clauses 4.1 and 4.2 which the Trustee is obliged to distribute and which has not previously been distributed ('RECOVERED FUNDS') must be distributed by the Trustee as follows:

        (a) first, by payment to the trustee of the Penford Security Trust of that amount of the whole of the money to be distributed that bears the same proportion to the total amount of the money that the First Priority Money as defined in the Penford Security Trust Deed bears to the aggregate of the First Priority Money as defined in the Penford Security Trust Deed and the Secured Money (under this document);

        (b) second, towards satisfaction of all costs, charges and expenses incurred by the Trustee (other than in its capacity as a Debenture Holder) in or incidental to the exercise or attempted exercise of any right, power or discretion conferred under a Transaction Document; and

        (c) third, towards satisfaction of any costs, charges and expenses incurred in connection with any receivership of property secured by a Collateral Security; and

        (d) fourth, towards payment to the Trustee of any money due to it in its capacity as Trustee under any Transaction Document; and

        (e) fifth, subject to clause 4.6 and any written direction from the Debenture Holders to the contrary (whether contained in an agreement or otherwise), rateably based on its Proportion, towards payment to each Debenture Holder of that part of the Secured Money owed to it;

        (f) sixth, by payment to the trustee of the Penford Security Trust of the amount of the Second Priority Money as defined in the Penford Security Trust Deed; and

        (g) to the extent of any remainder after payment of all of the Secured Money, to the Issuer (except to the extent that the Trustee may be obliged to pay an amount at law or pursuant to a Transaction Document to another person such as a subsequent secured creditor), or in any other order as the Trustee and the Debenture Holders agree. If another order is agreed, the Trustee will notify the Issuer.

4.4     NO OBJECTION

        The Issuer must not:

        (a) direct the Trustee to distribute or deal with Recovered Funds in any particular manner other than as set out in clause 4.3 (except to the extent that the Issuer is entitled to receive the relevant funds); or

        (b) object to any distribution on the grounds that Recovered Funds were not distributed in the manner required by clause 4.3(d) unless the distribution is other than towards repayment of the Secured Money.

4.5     REPAYMENT TO TRUSTEE

        If all or any part of the relevant recovery or payment to any Debenture Holder is subsequently rescinded or must otherwise be restored to the Issuer under any law or paid to any other person, then the relevant Debenture Holder shall immediately pay the relevant amount to the Trustee for the account of the Issuer or the other person and no release or discharge or cancellation or redemption of Debentures or any Transaction Document given or made on the faith of that repayment shall have any force or effect.

4.6     DISTRIBUTIONS AMONGST DEBENTURE HOLDERS

        (a) Prior to making a distribution to Debenture Holders under clause 4.3(e), the Trustee must notify the Agent that it intends to make a distribution to the Debenture Holders under that clause including:

                (i) particulars of the amount of the proposed distribution and the method by which the distribution to Debenture Holders was calculated, including (but not limited to) details of any priority arrangement and its effect; and

                (ii) details of proposed distributions to each of the Debenture Holders.

                Each Debenture Holder must promptly on request by the Trustee provide the information the Trustee requires to give the notices specified above.

        (b) If no Debenture Holder objects to the amount of the distribution within five Business Days of the Trustee giving notice of intended distribution, then the Trustee may distribute the relevant part of the Recovered Funds despite any other provision of any Transaction Document. After any distribution in accordance with clause 4.3, neither the Trustee nor the Issuer will thereafter be liable to any Debenture Holder if the amount of any given distribution is subsequently shown to be incorrect.

        (c) If a Debenture Holder has reasonable grounds to believe that a notice provided under paragraph (a) of the amount of the distribution to a Debenture Holder is incorrect, it may by notice in writing to the Trustee and the Agent within five Business Days of the Trustee giving notice of intended distribution, object to the proposed distribution ('OBJECTION'). The Trustee must provide a copy of each Objection to each Debenture Holder. The Debenture Holder must negotiate in good faith to resolve the Objection. Neither the Trustee nor the Issuer will have any obligation or liability in respect of the resolution of an Objection.

        (d) The Debenture Holder must advise the Trustee in writing of the resolution of any Objection. That advice must direct the Trustee as to how it should make a distribution to Debenture Holders under clause 4.3(e).

        (e) If an Objection is resolved by way of court proceedings, the Trustee is entitled to rely on, and will make a distribution to Debenture Holders under clause 4.3(e) in accordance with, an order made by any court appearing to have competent jurisdiction in relation to the Objection.

4.7     ADJUSTMENTS BETWEEN DEBENTURE HOLDERS

        Where, after a distribution has been made under clause 4.3, it is subsequently discovered that the distribution was shared between the Debenture Holders in incorrect proportions, the Debenture Holders agree to make such payments and adjustments as are necessary to ensure that each Debenture Holder obtains its correct entitlement. Neither the Trustee nor the Issuer will have any liability to be involved in the process.

4.8     PAYMENTS FROM DEBENTURE HOLDER TO THE TRUSTEE

        Where a Debenture Holder receives money in connection with a Transaction Document from any source (other than money distributed to it by the Trustee in accordance with clause 4.3) after the first occurrence of an Event of Default (or such other date as all Debenture Holders may agree and notify the Trustee in writing), that Debenture Holder must notify each other Debenture Holder and must, unless all other Debenture Holders notify the Trustee otherwise, immediately pay all of the money received to the Trustee to enable it to be distributed in accordance with clause 4.3.

4.9     SUSPENSE ACCOUNT

        (a) The Trustee may credit money received from the enforcement of a Security or from a Issuer Party under a Security to a suspense account. The Trustee may keep the money in that account for as long as, and at whatever interest rate, the Trustee thinks fit. The Trustee may apply the money (including interest) in accordance with clause 4.1 (Money to be distributed on receipt) whenever the Trustee thinks fit.

        (b) If the Secured Money has been fully and finally paid or discharged and the Trustee is satisfied that such payment or discharge is not liable to be set aside, avoided or reversed, then the balance standing to the credit of the suspense account and any accrued interest must be paid to or for the account of the Issuer for distribution to the persons entitled to it and no Debenture Holder will have any further liability in relation to it.

5.      DEBENTURE HOLDERS

5.1     RIGHTS AND OBLIGATIONS OF DEBENTURE HOLDERS

        (a) The Debentures of each Debenture Holder will confer on it the benefit of the obligations (including the warranties) of the Trustee and the Issuer under this document.

        (b) Each Debenture Holder will be bound by the terms of this document.

        (c)     The Trustee may hold Debentures in its personal capacity.

        (e) A Debenture Holder must not take any enforcement action or institute proceedings against any Issuer Party under any Transaction Document except in accordance with terms of any agreement between all Debenture Holders.

5.2     TRUSTEE: EXERCISE OF DISCRETION

        (a) If the Debenture Holders instruct the Trustee to exercise any of its rights, powers or discretions under a Transaction Document and the Trustee fails within a reasonable time to do so, then the Debenture Holders may act in place of the Trustee.

        (b) Any action taken by the Trustee in accordance with this document will be binding on all Debenture Holders.

6.      CREATION, ISSUE AND REDEMPTION OF DEBENTURES

6.1     ISSUE OF DEBENTURES

        (a) Subject to this document and the satisfaction of all conditions precedent under the Subscription Agreement with ANZ entered into on or about the date of this document having been satisfied, the Issuer may at any time without the consent of the Trustee, create and issue Debentures to ANZ as specified in that Subscription Agreement.

        (b) An issue of Debentures occurs by execution of the Debenture Certificate and noting of the issue in the Register acting on the instructions of the Debenture Holders.

        (c) The Issuer may not issue Debentures other than pursuant to paragraph (a) without the consent of the Trustee acting on the instructions of the Debenture Holders.

        (d) The Issuer must use the net proceeds received from the issue of Debentures only for working capital and other general corporate purposes, including permitted capital expenditures, and for other purposes approved by the Debenture Holders.

6.2     ISSUE NOTICE

        The Issuer must if it wishes to issue Debentures, give an Issue Notice to the relevant Subscriber and the Trustee. An Issue Notice is irrevocable and must be:

        (a)     in the form set out in schedule 2;

        (b) duly completed and signed by an Authorised Officer of the Issuer; and

        (c) delivered to the Subscriber and Trustee on a Business Day no later than 11.00am 3 Business Days before the proposed Issue Date (unless the Subscriber agrees otherwise).

        The Issue Date specified in an Issue Notice must be a Business Day.

6.3     SURRENDER AND REDEMPTION OF DEBENTURES

        (a)     On the Termination Date of a Debenture:

                (i) the Issuer must pay to the Trustee for the account of the relevant Debenture Holder all of the Secured Money in respect of the Debenture; and

                (ii) the Trustee will apply that payment rateably among the relevant Debenture Holders according to their Proportion; and

                (iii) a Debenture Holder must, on receiving payment of all of its Secured Money, surrender for cancellation all of its Debentures.

        (b) On giving not less than 5 Business Days' prior notice to the Agent and all Debenture Holders, the Issuer may redeem all or any Debentures before the Termination Date, provided that such redemption is made rateably among the Debenture Holders according to their Proportion. Unless the Trustee agrees otherwise, redemption of Debentures under this clause must be a minimum amount of $1,000,000 and an integral multiple of $100,000. A Debenture Holder is not obliged to accept redemption of its Debentures if after such a redemption the amount of Secured Money owed to it exceeds its Debenture Holder Debt.

                Any early redemption notice given by the Issuer under this clause is irrevocable and the Issuer is bound to redeem in accordance with the notice. If any Debenture is redeemed other than on the last day of its current Funding Period, the Issuer indemnifies the relevant Debenture Holder for any Loss the Debenture Holder suffers, incurs or makes as a result of the redemption occurring on a date other than the last day of the relevant Funding Period.

                Any Debenture which is redeemed by the Issuer must be cancelled and the Issuer must give notice to the Trustee of the cancellation of the Debenture within five Business Days after its cancellation.

6.4     NOTICES TO TRUSTEE

        As soon as practicable after each issue of Debentures, the Issuer must notify the Trustee and the Agent of the face value of Debentures issued and the names of the relevant Debenture Holders.

6.5     CANCELLATION

        (a) Other than pursuant to clause 6.3, no Debentures may be cancelled or redeemed unless the relevant Debenture Holder confirms to the Trustee and the Issuer that all Secured Money actually and contingently owing to the relevant Debenture Holder has been fully and finally repaid and satisfied.

        (b) If a Debenture Holder has advised the Trustee and the Issuer of the matters referred to in paragraph (a), the Issuer must:

                (i)     immediately cancel any Debenture which it redeems; and

                (ii) give notice to the Trustee and the Agent of the cancellation of any Debenture within five Business Days after its cancellation.

6.6     TRANSFER OF DEBENTURES

        (a) A Debenture Holder may not transfer, assign or otherwise deal with its Debentures except pursuant to the terms of the Intercreditor Agreement.

        (b)     A transfer of Debentures will only be effective if it:

                (i) complies with the provisions of the Intercreditor Agreement and this document; and

                (ii) is signed by the transferor, the transferee and the Trustee; and

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
                (iii) is delivered to the place of the Register for registration; and

                (iv)    is accompanied by:

                        (A) the Debenture Certificate for the Debentures to be transferred; or

                        (B) if the Debenture Certificate for the Debentures to be transferred is unable to be produced for any reason:

                                (I)     a statutory declaration from the
                                        Debenture Holder transferring the
                                        Debentures stating that the Debenture
                                        Certificate is unable to be produced and setting out the reason as to why it cannot be produced; and

                                (II) an undertaking and/or security, in form and substance reasonably satisfactory to Issuer, from the Debenture Holder transferring the Debentures indemnifying the Issuer in respect of any liability associated with the Debenture
                                        Certificate which is unable to be
                                        produced.

                        If, on receiving a statutory declaration given by a Debenture Holder in accordance with paragraph (B)(i), the Trustee is able to confirm that the name of the Debenture Holder that is transferring the Debentures appears on the Register as the holder of the Debentures to be transferred, then this will be sufficient evidence to prove the title of that Debenture Holder and the right of that Debenture Holder to transfer the Debentures.

        (c) The Trustee will, if satisfied that a transfer complies with paragraph (b) and, if necessary, after delivering the undertaking and/or security referred to in paragraph
                (b)(iv)(B)(II) to the Issuer, register the transfer and enter the transferee's name in the Register as the Debenture Holder entitled to the Debentures comprised in the transfer and notify the Issuer of such registration.

        (d) On a transfer being registered, the Issuer will issue a new Debenture Certificate or Debenture Certificates to the transferee in respect of the Debentures transferred.

7.      RESTRICTIONS ON DEBENTURES

7.1     LIMITATION ON ISSUE NOTICES

        The Issuer must not give an Issue Notice if the issue of any Debentures referred to in it would cause a breach of, or otherwise not comply with the requirements of, this document or the Subscription Agreement.

7.2     MINIMUM PRINCIPAL AMOUNT

        The principal amount of each Debenture must be a minimum of $1,000,000 and an integral multiple of $100,000 or such lesser amount as agreed between the Trustee and the Issuer.

8.      REGISTERS AND CERTIFICATES

8.1     REGISTER

        The Trustee will keep or cause to be kept a register of Debentures and, to the extent that it has been notified of the relevant information, enter in the Register:

        (a) the names and addresses of the persons to whom Debentures have been issued or transferred from time to time and a description of the Debentures held by them respectively; and

        (b) the date on which the name of each person was entered in the Register as a Debenture Holder; and

        (c)     the date on which any Debenture Holder ceased to hold
                Debentures; and

        (d)     the date of any issue of Debentures; and

        (e)     the principal amount of the Debentures on issue.

8.2     CONCLUSIVENESS OF REGISTER

        (a) Subject to paragraph (d), the Register will be prima facie evidence of the identity of Debenture Holders and will prevail over any register or other records kept by the Issuer to the extent of any inconsistency. The onus of proving the Register to be incorrect rests with the person challenging it.

        (b) Subject to paragraph (d), a person whose name is entered on the Register as the holder of a Debenture will remain a Debenture Holder until removal of that name by the Trustee regardless of whether or not:

                (i) the Debenture is or proves to have been void, invalid or was improperly issued; or

                (ii)    the Debenture has been redeemed, repaid or cancelled.

        (c) Subject to paragraph (d), the Debenture Holders whose names appear from time to time on the Register are to be regarded as the beneficial owners of the Debentures on issue which are registered in their respective names. Except as required by law, neither the Trustee nor the Issuer will recognise (even when having notice) any other interest in any Debenture.

        (d) Debentures issued in contravention of this document or of any other Transaction Document to which the Trustee is a party has no force or effect, whether or not its details are entered in the Register.

8.3     CERTIFICATES

        The Issuer must issue to each Debenture Holder, in respect of Debentures held by it, a certificate substantially in the form of schedule 1 (or any other form which the Issuer, all Debenture Holders and the Trustee approve).

8.4     EXECUTION OF DEBENTURE CERTIFICATES

        A Debenture Certificate must be executed by the Issuer:

        (a) under its common seal in the presence of 2 directors or a director and company secretary;

        (b) by the signature of two directors or a director and company secretary; or

        (c)     by the signature of its duly constituted attorney.

8.5     REGISTER AVAILABLE FOR INSPECTION

        The Trustee must ensure that the Register is open for inspection by a Debenture Holder on reasonable notice during the hours of 9:00am to 5:00pm on each Business Day.

9.      FUNDING PERIODS

9.1     FUNDING NOTICE

        The Issuer must give a Funding Notice to the Agent no later than 11.00am:

        (a) in the case of the first Funding Period, 3 Business Days before the commencement of the first Funding Period; or

        (b) in all other cases, 3 Business Days before the end of a Funding Period,

        unless the Subscriber agrees otherwise.

        A Funding Notice is irrevocable and must be:

        (a)     in the form set out in schedule 3; and

        (b) duly completed and signed by an Authorised Officer of the Issuer.

9.2     SELECTION OF FUNDING PERIODS

        Funding Periods selected by the Issuer must have a term of:

        (a)     1, 2 or 3 months; or

        (b)     any other period required under this document.

9.3     FUNDING PERIODS: RESTRICTIONS

        Despite the above:

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
        (a)     a Funding Period must not extend beyond the Termination Date;

        (b) if a Funding Period would otherwise end on a day which is not a Business Day, it will be extended to the next Business Day in the same calendar month or, if none, the preceding Business Day; and

        (c) if a Funding Period of a number of months commences on a date in a month and there is no corresponding date in the month in which it is to end, it will end on the last Business Day of the latter month.

9.4     FAILURE TO SELECT FUNDING PERIOD

        If the Issuer fails to select a Funding Period complying with this document, the Agent may select a Funding Period which ensures compliance.

10.     INTEREST

        The Issuer must pay to each Debenture Holder interest on the Principal Amount of each Debenture held by the Debenture Holder. Interest is payable at the Interest Rate. Interest accrues daily and is payable on the last day of each Funding Period.

11.     REPAYMENT OF PRINCIPAL AMOUNT

11.1    REPAYMENT

        The Issuer must repay the Principal Amount by paying to the Debenture Holders the amounts specified in column 2 of the table in Schedule 5 on the corresponding dates specified in column 1 of that table. The amounts referred to in this clause are in addition to the payment referred to in clause 11.2.

11.2    MANDATORY REPAYMENTS

        In addition to the repayments provided for in clause 11.1, the Issuer must reduce the Principal Outstanding by paying to the Debenture Holders the following:

        (a) 100% of the net cash proceeds received by an Issuer Party from asset sales (other than the sale of inventory in the ordinary course of business) which is not reinvested within 12 months from receipt of such proceeds by the Issuer Party, within 12 months of receipt of such proceeds;

        (b) 100% of insurance proceeds and proceeds received by an Issuer Party from a Public Authority in respect of any compulsory resumption or acquisition by the Public Authority of any Secured Property, not utilised within 12 months for the repair or replacement of the affected property, within 12 months of receipt of such proceeds;

        (c) 100% of the net cash proceeds from the issuance of any new debt (excluding borrowings under revolving credit) by an Issuer Party, upon receipt of such proceeds;

        (d) an amount equal to the proportion of the net cash proceeds of any issuance of Stock or Stock Equivalent by Penford Corporation or any Subsidiary (other than proceeds not exceeding US$1,000,000 in any fiscal year from the exercise of options granted to directors or employees) that the Total Debenture Holder Debt bears to the aggregate of the Total Debenture Holder Debt and the outstanding principal balance of the Term Loans, upon receipt of such net cash proceeds; and

        (e) an amount equal to the proportion of 50% of the Excess Cash Flow for the immediately preceding fiscal year of Penford Corporation that the Debenture Holder Debt bears to the aggregate of the Debenture Holder Debt and the outstanding principal balance of the Term Loans, within 90 days after the last day of each fiscal year of Penford Corporation.

        In this clause 11.2, 'STOCK', 'STOCK EQUIVALENT', 'TERM LOANS' and 'EXCESS CASH FLOW' have the meaning given to them in the US Credit Agreement.

11.3    FINAL REPAYMENT

        On the Termination Date, the Issuer must pay to the Debenture Holders, any part of the Principal Amount then outstanding.

12.     REPRESENTATIONS AND WARRANTIES

12.1    REPRESENTATIONS AND WARRANTIES

        The Issuer represents and warrants to the Trustee and the Debenture Holders in respect of each Issuer Party that:

        (a)     (REGISTRATION) it is properly registered and validly exists;

        (b) (POWER) it has the power and the right to carry on its business, and to enter into and exercise its rights and perform its obligations under each Relevant Document to which it is a party;

        (c) (CORPORATE AUTHORISATION) it has taken the necessary corporate action to authorise its entry into and performance of each Relevant Document to which it is party (as well as each transaction contemplated by each such Relevant Document);

        (d) (RELEVANT DOCUMENTS) each Relevant Document to which it is a party is (subject to its stamping and registration, where applicable) valid, binding and enforceable against it in accordance with its terms;

        (e) (COLLATERAL SECURITIES) subject to payment of stamp duty and registration, each Collateral Security is an effective Security Interest having the priority contemplated in it;

        (f) (CONFLICTS) its execution and performance of each Relevant Document to which it is a party does not and will not:

                (i) conflict with or violate any law, judgment, ruling, order, document or agreement that binds it (including its constituent documents);

                (ii) result in a Security Interest (other than under a Collateral Security) being created on, or crystallising over, any of its assets; or

                (iii) result in a default under any agreement relating to any of its Financial Indebtedness;

        (g)     (AUTHORISATIONS OBTAINED) each Authorisation which is:

                (i) necessary for the execution, delivery or performance by it, or the validity or enforceability, of the Relevant Documents to which it is party;

                (ii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security; or

                (iii)   material to the conduct by it of its business,

                has been obtained and is in full force and effect;

        (h) (COMPLIANCE WITH LAWS) it has complied with all laws and Authorisations applicable to it or its business where failure to do so would have or be likely to have a Material Adverse Effect;

        (i) (SOLVENCY) it is solvent and there are reasonable grounds to expect that, on execution of each Transaction Document to which it is a party, it will continue to be able to pay all its debts as and when they become due and payable;

        (j) (NO DEFAULT UNDER MATERIAL DOCUMENT) it is not in default of a material obligation under any Material Document or any document relating to its Financial Indebtedness and nothing has occurred which is or would (with the giving of notice or passage of time or both) constitute an event of default (however described) under any such document;

        (k) (LITIGATION) (except as described in writing to the Trustee and accepted in writing by the Trustee acting on the instructions of the Debenture Holders) no litigation or administrative, arbitration or other proceeding or action (including any action by a Public Authority) is current or pending or, to its knowledge, is likely or threatened which, if adversely determined, would have or be likely to have a Material Adverse Effect;

        (l) (INFORMATION ACCURATE) all information provided by it to the Trustee, the Agent, a Debenture Holder or a party to a Subscription Agreement in connection with the Transaction Documents and the Material Documents is accurate in all material respects and not deficient, misleading or deceptive in any material respect (whether by its inclusion or by the omission of other information);

        (m)     (COPIES OF DOCUMENTS):

                (i) all copies of documents provided by it to the Trustee, the Agent or a Debenture Holder are true and complete and the original documents are in full force and effect; and

                (ii) the copies of the Material Documents provided to the solicitors for the Trustee contain all of the terms of the agreements between the parties to those documents and there are no other documents or arrangements in existence in respect of those Material Documents that have not been disclosed in writing to the Agent;

        (n) (DISCLOSURE OF FACTS) all material facts or circumstances known to it and which under reasonable business practice may affect the decision of the Trustee, a Debenture Holder or any party to the Subscription Agreement to enter into this transaction have been disclosed by it to those persons;

        (o) (OWNERSHIP OF ASSETS) subject to any trust which is expressly disclosed in the Transaction Documents and to any Permitted Security Interest, it is the sole legal and beneficial owner of the Secured Property the subject of each Collateral Security given by it;

        (p) (ASSETS FREE OF SECURITY INTERESTS) its assets are free of any Security Interest other than any Permitted Security Interest;

        (q) (FINANCIAL INDEBTEDNESS) it has no Financial Indebtedness other than Permitted Financial Indebtedness;

        (r) (NO EVENT OF DEFAULT) no Event of Default has occurred and is subsisting and no Potential Event of Default has occurred and is subsisting:

                (i) at the date of this document and the date of the first issue of Debentures; or

                (ii) thereafter, which is not disclosed in writing to the Agent;

        (s) (ACCOUNTS) the most recent Accounts, except Accounts referred to in clause 13.2(c), of the Issuer provided to the Trustee, a Debenture Holder or a party to the Subscription Agreement:

                (i) give a true and fair view of the Issuer's state of affairs as at the date to which the Accounts relate and the results of the Issuer's operations during the period covered by the Accounts;

                (ii) contain proper and adequate provisions for and fully disclose all of the actual and contingent liabilities of the Issuer as at the date to which the Accounts relate; and

                (iii) were prepared in accordance with Accounting Standards, except for any departures from those standards which are disclosed in the Accounts;

        (t) (NO CHANGE IN FINANCIAL POSITION) there has been no change in the Issuer's state of affairs or operations since the date to which the Accounts referred to in paragraph (s) (Accounts) were prepared which would have or be likely to have a Material Adverse Effect;

        (u) (OWN ENQUIRIES) it has relied on its own investigations and enquiries regarding the transactions contemplated by the Transaction Documents and has not relied on any information, advice or opinion (including information, advice or opinions regarding interest rates, Derivative Transactions or exchange rates) given or offered by or on behalf of the Trustee, the Agent, a Debenture Holder or a party to the Subscription Agreement even if in answer to any enquiry by or for it;

        (v) (TAXATION) it has complied with all Tax laws in all jurisdictions in which it is subject to Taxes and has paid all Taxes due and payable by it, other than Contested Taxes the non-payment of which would not have or be likely to have a Material Adverse Effect;

        (w) (INSURANCE) it has complied with its obligations in the Transaction Documents to insure and maintain insurance;

        (x) (INTELLECTUAL PROPERTY) it owns, or has the right and licence to use, all Intellectual Property necessary for the conduct of its business;

        (y)     (ENVIRONMENTAL LAWS):

                (i) it has not incurred any Environmental Liability which it has not disclosed in writing to the Trustee which could have a Material Adverse Effect; and

                (ii) all Authorisations required under any Environmental Law relating to the occupation, use and development of each Property have been obtained, are in full force and effect and have been and are being complied with where non-compliance would have a Material Adverse Effect and such occupation, use and development otherwise complies with all Environmental Laws where non-compliance would have a Material Adverse Effect;

        (z) (CORPORATE BENEFIT) its entry into the transactions contemplated by the Relevant Documents is in its best interests and for its benefit;

        (aa) (NO TRUSTEE) it is not a trustee of any trust other than as specified in any Transaction Document;

        (bb) (RELATED ENTITIES) it does not have any Related Entities, other than those previously notified by it in writing to the Agent;

        (cc) (NO IMMUNITY) neither it nor any of its assets is immune from suit or execution; and

        (dd)    (NATIVE TITLE) it is not:

                (i) as at the date of this document and the date of the first issue of Debentures, aware of any actual or potential native title claim in relation to any Property; or

                (ii) thereafter, aware of any actual or potential native title claim in relation to any Property which if it were successful would have a Material Adverse Effect.

12.2    REPRESENTATIONS AND WARRANTIES REPEATED

        Each representation and warranty in this document:

        (a) is repeated, with reference to the facts and circumstances at the time on each Issue Date; and

        (b) applies in its current form when repeated, despite any contrary disclosure by the Issuer or any other person, unless the Trustee (acting on the instructions of the Debenture Holders) agrees to waive it.

13.     REPORTING OBLIGATIONS AND ACCESS

13.1    NOTICES TO THE AGENT

        The Issuer must notify the Agent, with reasonable details, as soon as it becomes aware of any one or more of the following in respect of each Issuer Party:

        (a) (EVENT OF DEFAULT) an Event of Default or Potential Event of Default and (if applicable) the steps taken or proposed to be taken to remedy it;

        (b) (SUBSIDIARY) the Issuer Party acquiring or intending to acquire a Subsidiary;

        (c) (ACQUISITION OF REAL PROPERTY) the acquisition by any Issuer Party of any interest in relation to real property (other than a Lease for a term (including options) of less than 3 years);

        (d) (LITIGATION) any litigation or administrative, arbitration or other proceeding or action (including any action by a Public Authority) against any Issuer Party which is current or pending or, to its knowledge, likely or threatened which:

                (i) if adversely determined, would have or be likely to have a Material Adverse Effect; or

                (ii) involves a claim or claims for an amount in aggregate in excess of $1,000,000 or its equivalent;

        (e) (ENVIRONMENTAL MATTERS) any breach or potential breach of any Environmental Law or of any complaint or the issuing of any proceedings or notice or requirements against or on any Issuer Party in respect of, or which may result in, any Environmental Liability or alleged contravention of any Environmental Law which would have or be likely to have a Material Adverse Effect;

        (f) (COMPULSORY ACQUISITION) any proposal by a Public Authority to compulsorily acquire assets of any Issuer Party the subject of a Collateral Security where the acquisition would have or be likely to have a Material Adverse Effect;

        (g)     (MATERIAL DOCUMENTS) any:

                (i)     material notice given or received under;

                (ii)    material default or dispute under;

                (iii)   termination or rescission of; or

                (iv) event or circumstance which entitles a party to terminate or rescind,

                a Material Document;

        (h) (PUBLIC AUTHORITIES) any material notice to or from, or material correspondence with, a Public Authority in relation to any Issuer Party or its assets the subject of a Collateral Security, including under any Environmental Law;

        (i) (AUTHORISATIONS) any proposal by a Public Authority to revoke or materially amend any Authorisation:

                (i) necessary for the execution, delivery, or performance by any Issuer Party, or the validity or enforceability, of a Relevant Document;

                (ii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security; or

                (iii) material to the conduct by any Issuer Party of its business;

        (j) (CONSTITUENT DOCUMENTS) any change to any Issuer Party's constituent documents;

        (k) (NATIVE TITLE) any native title claim being proposed or made in respect of any of the Secured Property; or

        (l) (MATERIAL ADVERSE EFFECT) any event or circumstance which has or is likely to have a Material Adverse Effect.

13.2    ACCOUNTS AND OTHER INFORMATION

         The Issuer must give the following to the Agent:

        (a) (ANNUAL ACCOUNTS) the audited consolidated annual Accounts of it and of each of its Subsidiaries as soon as possible after its annual balance date (and, at the latest, 120 days after that date);

        (b) (QUARTERLY ACCOUNTS) the consolidated and unconsolidated quarterly Accounts of it and of each of its Subsidiaries as soon as possible but at the latest 60 days after the end of each of its first three fiscal quarters and 120 days after the end of its fourth fiscal quarter;

        (c) (MONTHLY ACCOUNTS) the monthly consolidated and unconsolidated management Accounts of PAL and of each of its Subsidiaries including:

                (i) balance sheet and profit and loss statements incorporating a divisional break-up;

                (ii)    monthly cashflow statements and projections; and

                (iii) a comparison of actual results with previous budget and projections,

                in the form currently prepared by PAL;

        (d) (OTHER FINANCIAL INFORMATION) whatever other financial information a Debenture Holder reasonably requires, within 75 days after the end of each month during the first 3 months after the date of this document and within 60 days after the end of each month thereafter;

        (e) (FINANCIAL PROJECTIONS) before 1 November in each year beginning 1 November 2001, detailed projections setting out Penford Corporation's projected consolidated income and cashflow for the current fiscal year and for each fiscal year until 31 August 2005 and a projected consolidated balance sheet as of the end of each such fiscal year for Penford Corporation together with a certificate from Penford Corporation's principal financial officer setting forth the assumptions on which such projections are based;

        (f) (CERTIFICATE OF COMPLIANCE) each certificate (where applicable) detailed in the US Credit Agreement;

        (g) (REPORTS, CIRCULARS) promptly, copies of all material documents which each Issuer Party issues to its members, any stock exchange or its creditors generally as soon as they are issued;

        (h) (AUTHORISED OFFICERS) promptly, notice of any change to its Authorised Officers (which notice must be signed by the secretary or a director of the Issuer and must contain a specimen signature of each new Authorised Officer) and, if requested, evidence of the Authorised Officers' authority;

        (i) (INSURANCE) on request, current certificates and other documents in respect of each Issuer Party's insurance policies; and

        (j) (OTHER INFORMATION) whatever other information the Trustee, the Agent or a Debenture Holder reasonably requests about any Issuer Party's state of affairs or any Secured Property.

13.3    PREPARATION AND FORM OF ACCOUNTS AND REPORTS

        All Accounts, except monthly Accounts referred in clause 13.2(c), and reports provided by the Issuer must:

        (a) be prepared and, if applicable, audited by a reputable and suitably qualified accountant in accordance with Accounting Standards and all applicable laws;

        (b) be certified by 2 directors of each entity to which they relate as an accurate and complete statement of the financial position of such entity; and

        (c) at the time of delivery, give a true and fair view of the state of affairs of the entity or entities to which they relate or give an explanation of any divergence between the Accounts or reports and a true and fair view, as at the date on which, and for the period in respect of which, the Accounts or reports are prepared.

13.4    GIVING ACCESS TO SECURED PROPERTY

        The Issuer must in respect of each Issuer Party:

        (a) ensure that its business, financial records and are available for inspection upon reasonable notice and at reasonable times by the Trustee, the Agent, each Debenture Holder and persons acting on their behalf; and

        (b) allow the Trustee, each Debenture Holder and persons acting on their behalf to inspect and to take copies of or extracts from those business and financial records and give reasonable assistance to them.

13.5    INVESTIGATING ACCOUNTANTS

        The Trustee may at any time after the occurrence of an Event of Default or Potential Event of Default appoint accountants ('INVESTIGATING ACCOUNTANTS') to investigate the affairs and financial position of the Issuer provided the Investigating Accountants agree with the Issuer to be bound by the same confidentiality requirements that apply under clause 13.6. The Issuer:

        (a) unconditionally authorises the Investigating Accountants to take the action which is reasonably necessary or desirable for the investigation. This does not include the power to manage the Issuer's business;

        (b) agrees to give the Investigating Accountants all reasonable assistance for that purpose; and

        (c) unconditionally authorises the Investigating Accountants to disclose to the Trustee, the Agent and each Debenture Holder and their respective advisers all information and documentation in connection with the investigation. The Issuer must pay the costs and expenses of the investigations immediately on demand by the Trustee.

13.6    CONFIDENTIALITY

        Confidential information provided to the Trustee, the Agent or a Debenture Holder by the Issuer or to the Issuer by the Trustee or a Debenture Holder may not be disclosed to any person except:

        (a)     with the prior consent of the party providing the information;

        (b) if required by law or any Public Authority or pursuant to any administrative guideline or policy (even if it does not have the force of law) which the person disclosing the information customarily complies with;

        (c) in connection with any action contemplated or legal proceedings taken relating to any Transaction Document;

        (d)     if the information is generally and publicly available;

        (e) to the auditors, legal advisers or other consultants in confidence of the Issuer, Trustee, the Agent or Debenture Holder; or

        (f)     if permitted under a Transaction Document.


14.     GENERAL AND FINANCIAL OBLIGATIONS

14.1    POSITIVE OBLIGATIONS

        The Issuer must, and must ensure that each Issuer Party (unless the Trustee (acting on the instructions of the Debenture Holders) otherwise consents):

        (a) (CARRY ON BUSINESS) carry on its business in the ordinary course;

        (b) (AUTHORISATIONS) obtain, renew and maintain (and provide to the Agent as soon as practicable after reasonable request copies of) all Authorisations that are necessary or advisable for the proper and efficient conduct of its business where a failure to do so would have a Material Adverse Effect and for:

                (i) the execution, delivery and performance by it, and the validity and enforceability, of each Relevant Document; and

                (ii) the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security,

                to which it is a party;

        (c) (MAINTAIN BOOKS) maintain proper and adequate books and records in accordance with Accounting Standards and the requirements of all laws;

        (d)     (MAINTAIN STANDING) maintain:

                (i) its registration in the place of its registration as at the date of this document; and

                (ii)    its good standing,

                and ensure that it remains entitled to carry on business and own property in all applicable jurisdictions;

        (e) (MAINTAIN INSURANCE) comply with its obligations to insure and maintain insurance in the Transaction Documents;

        (f) (MAINTAIN INTELLECTUAL PROPERTY) maintain, preserve and protect all Intellectual Property material to its business in accordance with prudent business practice;

        (g) (MAINTAIN PHYSICAL ASSETS) maintain its physical assets useful or necessary to its business subject to a Collateral Security in a good state of repair, fair wear and tear excepted, and replace such assets whenever necessary for the proper and efficient conduct of its business;

        (h)     (SECURED PROPERTY):

                (i) remedy any defect in its or the Trustee's title to the Secured Property; and

                (ii)    protect and defend the Secured Property;

        (i)     (AVOID ENVIRONMENTAL LIABILITY):

                (i) take whatever action the Trustee (acting on the instructions of the Debenture Holders) reasonably requires to avoid any Environmental Liability;

                (ii) maintain procedures to monitor its compliance with Environmental Laws;

        (j) (ACQUISITION OF SUBSIDIARY) if it creates or acquires a Subsidiary after the date of this document (with or without the Trustee's consent):

                (i) immediately cause the Subsidiary to execute (and do all things necessary to give effect to) any Collateral Security required by the Trustee, including a Guarantee and a Collateral Security over all of its assets; and

                (ii) provide, in relation to the Subsidiary, any information or document, which the Trustee reasonably requests, to the Trustee in form and substance acceptable to the Trustee;

        (k) (PAY TAXES) pay when due all Taxes (other than Contested Taxes unless the failure to pay would have or be likely to have a Material Adverse Effect) assessed, levied or imposed on it or its assets the subject of a Collateral Security;

        (l) (EVENTS OF DEFAULT) as soon as practicable after request by the Trustee or the Agent, provide the Trustee and the Agent with a certificate signed by 2 of its directors certifying that to the best of their knowledge and belief no Event of Default or Potential Event of Default has occurred and is subsisting;

        (m)     (MATERIAL DOCUMENTS):

                (i)     comply with the material terms of; and

                (ii) take all reasonable action, and all action reasonably required by the Trustee, to enforce,

                each Material Document to which it is a party;

        (n) (COMPLY WITH LAWS) comply with all material laws and Authorisations and with the mandatory requirements of any Public Authority in respect of the Secured Property;

        (o)     (RECTIFY PHYSICAL DEFECTS) immediately:

                (i) rectify each material defect in the repair or condition of the Secured Property reasonably required by the Trustee (acting on the instructions of the Debenture Holders); and

                (ii) take any action reasonably required by the Trustee (acting on the instructions of the Agent) to implement or take account of the recommendations or results of any environmental audit or site assessment carried out in relation to the Secured Property; and

        (p) (ENVIRONMENTAL SITE ASSESSMENT) if the Trustee (acting on the instructions of the Debenture Holders) reasonably requests it, promptly give the Trustee an environmental site assessment or environmental audit report on the matters the Trustee specifies. The report must be prepared by an environmental consultant reasonably acceptable to the Trustee and the Issuer must pay for the report.

14.2    NEGATIVE OBLIGATIONS

        The Issuer must not, and must ensure that each Issuer Party does not, without first obtaining the consent of the Trustee (acting on the instructions of the Debenture Holders), which consent must not be unreasonably withheld or delayed:

        (a) (NATURE OF BUSINESS) do anything to change materially the nature of its business;

        (b)     (SECURITY INTEREST)

                (i) create or permit to exist a Security Interest, other than a Permitted Security Interest, over any of the Secured Property or attempt or agree to do so; or

                (ii) if the creation of a Security Interest cannot by law be restricted, create such a Security Interest over any of the Secured Property without using its best endeavours to provide that the holder of the Security Interest first enters into a deed of priority in form and substance reasonably acceptable to the Trustee (acting on the instructions of the Debenture Holders);

        (c) (ACQUISITION SUBJECT TO SECURITY INTEREST) acquire an asset which is subject to a Security Interest or which becomes the subject of a Security Interest (other than a Collateral Security) upon its acquisition;

        (d) (LEASES) grant a Lease over any of its assets other than at arms' length and for market consideration except to an Issuer Party;

        (e) (DISPOSALS OF ASSETS) dispose of an asset or attempt or agree to do so except:

                (i) in the ordinary course of its ordinary business and on arms' length terms;

                (ii) where the asset is no longer required for its business and the disposal is on arms' length terms;

                (iii)   to an Issuer Party which has given Collateral Security;

                (iv) where the value of the asset is less than $1,000,000 or its equivalent and the aggregate value of all assets so disposed of by the Issuer Parties in any 12 month period in reliance on this exception is less than $2,000,000 or its equivalent; or

                (v)     under a Permitted Security Interest;

        (f) (NO FURTHER SHARES) issue any further shares other than in the case of an Issuer Party which has given Collateral Security;

        (g)     (NO MERGER) merge or consolidate with another entity;

        (h) (ARM'S LENGTH TRANSACTIONS) subject to any Transaction Document, enter into any transaction other than on arm's lengths terms with any person other than a Subsidiary of the Issuer or Penford Corporation or Penford Products Co.;

        (i) (TITLE RETENTION) acquire assets which would otherwise become Secured Property on title retention terms except in the ordinary course of its day-to-day trading;

        (j) (FINANCIAL ACCOMMODATION) lend or provide financial accommodation to any person, except that:

                (i)     it may:

                        (A) subject to paragraph (l) (deposit), deposit money with a bank, unless the bank is not a Debenture Holder and the Issuer Party owes Financial Indebtedness to the bank; or

                        (B) allow its customers to acquire goods or services on extended terms,

                        in the ordinary course of its day-to-day trading; and

                (ii) it may lend or provide financial accommodation to an Issuer Party which has given Collateral Security;

        (k) (GUARANTEES) give any Guarantee other than under the Transaction Documents;

        (l) (DEPOSIT) deposit money with a person if the money is not repayable until satisfaction of an obligation owed to the person;

        (m)     (PARTNERSHIP) enter into any partnership or joint venture;

        (n) (SUBSIDIARY) after the date of this document, create or acquire any Subsidiary unless it complies with clause 14.1(j);

        (o)     (MATERIAL DOCUMENTS):

                (i)

                        (A) materially vary, amend or change or agree to any material variation, amendment or change in (other than an assignment or transfer by a sub-lessee to another party of the same or better reputation and credit standing);

                        (B)     terminate or rescind; or

                        (C)     waive any material requirement of,

                        any Material Document; or

                (ii) do or permit, or fail to do, any act which would render any Material Document liable to forfeiture or cancellation or to be otherwise prejudiced;

        (p) (CONSTITUENT DOCUMENTS) change its constituent documents in any way; or

        (q) (FINANCIAL YEAR) change its financial year except to be consistent with Penford Corporation's financial year which is 31 August.

15.     EVENTS OF DEFAULT

15.1    EVENTS OF DEFAULT

        An Event of Default occurs if any one or more of the following occurs:

        (a) (NON-PAYMENT) the Issuer fails to pay any of the Secured Money payable by it within 5 days after the due date for payment;

        (b) (INCORRECT FINANCIAL STATEMENTS) a financial statement or certificate provided by the Issuer to the Trustee, the Agent or a Debenture Holder is untrue, incorrect or misleading in any material way;

        (c) (OTHER OBLIGATION NOT COMPLIED WITH) subject to paragraphs (a) and (b), an Issuer Party fails to comply with any obligation under a Transaction Document and, if in the opinion of the Trustee the failure is capable of remedy, it continues unremedied for 15 Business Days after the failure;

        (d) (INCORRECT STATEMENT OR REPRESENTATION) a statement, representation or warranty made by or on behalf of an Issuer Party in a Transaction Document, or in a document provided in connection with a Transaction Document, is untrue, incorrect or misleading in a material respect when made or repeated;

        (e) (CROSS DEFAULT - FINANCIAL INDEBTEDNESS) Financial Indebtedness of an Issuer Party:

                (i) becomes due and payable, or capable of being declared due and payable, before its due date; or

                (ii) is not paid when due or within any applicable grace period;

        (f) (CROSS DEFAULT - TRANSACTION DOCUMENT) an event of default (however described) occurs under any Transaction Document;

        (g) (CROSS DEFAULT - MATERIAL DOCUMENT) if an Issuer Party which is a party to a Material Document fails to comply with any material obligation under it or an event of default by it (however described) after the expiry of any applicable grace period occurs under it which would have a Material Adverse Effect;

        (h) (CROSS DEFAULT - US CREDIT AGREEMENT) an 'Event of Default' (as defined in the US Credit Agreement);

        (i) (CROSS DEFAULT - PENFORD SECURITY TRUST DEED) an 'Event of Default' (as defined in the Penford Security Trust Deed);

        (j) (JUDGMENT) a judgment is obtained against an Issuer Party for an amount which together with other outstanding judgments against the Issuer Party exceed $1,000,000 or its equivalent and which in each case have not been stayed within 10 Business Days of the date of the judgment;

        (k) (SECURITY INTEREST) any Security Interest over an asset of an Issuer Party is enforced or becomes enforceable;

        (l)     (INSOLVENCY) an Issuer Party:

                (i) is insolvent within the meaning of section 95A of the Corporations Law;

                (ii) is taken to have failed to have complied with a statutory demand under section 459F of the Corporations Law; or

                (iii)   must be presumed by a court to be insolvent under
                        section 459C of the Corporations Law;

        (m) (GROUNDS FOR WINDING UP) a circumstance specified in section 461 of the Corporations Law occurs with respect to an Issuer Party;

        (n)     (WINDING UP)

                (i)     an order is made for the Winding Up of an Issuer Party;

                (ii) proceedings are commenced or an application is made for the Winding Up of an Issuer Party and not withdrawn or dismissed within 10 Business Days; or

                (iii) an effective resolution is passed or a meeting is summoned or convened to consider a resolution for the Winding Up of an Issuer Party,

                except with the consent of the Trustee (acting on the instructions of the Debenture Holders);

        (o) (EXTERNAL ADMINISTRATOR) an External Administrator is appointed to an Issuer Party or any of its assets or any step is taken to do so or an Issuer Party requests such appointment;

        (p) (ENFORCEMENT PROCEEDINGS) execution or distress takes place or is attempted or an order to execute a judgment (however described) is made against an Issuer Party or any of its assets;

        (q) (CREDITORS) an Issuer Party stops or suspends payment to creditors generally or enters into an arrangement, assignment or composition with or for the benefit of its creditors generally or any class of them or proposes to do so;

        (r) (DEREGISTRATION) a step is taken under section 601AA, 601AB or 601AC of the Corporations Law to cancel the registration of an Issuer Party;

        (s) (ANALOGOUS EVENT) anything analogous or having a similar effect to an event listed in paragraphs (m) - (r) above occurs;

        (t) (INVESTIGATION) a person is appointed under any legislation to investigate any part of the affairs of an Issuer Party and that investigation in the opinion of the Trustee (acting on the instructions of the Debenture Holder) would have or be likely to have a Material Adverse Effect;

        (u) (BUSINESS STOPPED OR CHANGED) an Issuer Party stops or threatens to stop carrying on its business or a material part of it or substantially changes the nature of its business without the consent of the Trustee (acting on the instructions of the Debenture Holders);

        (v)     (CAPITAL REDUCTION AND FINANCIAL ASSISTANCE) an Issuer Party:

                (i) takes action to reduce its share capital (other than by redeeming redeemable preference shares) or to buy back its shares; or

                (ii) passes a resolution of the type referred to in section 254N(1) or 260B of the Corporations Law, or a meeting to consider such a resolution is summoned or convened,

                without the consent of the Trustee (acting on the instructions of the Debenture Holders);

        (w)     (AUTHORISATION) any Authorisation which is:

                (i) necessary for the execution, delivery or performance by the Issuer, or the validity or enforceability, of a Relevant Document;

                (ii) material to the conduct by an Issuer Party of its business; or

                (iii) necessary for the effectiveness as a Security Interest (with the priority contemplated in it) of each Collateral Security,

                is not obtained or maintained on terms acceptable to the Trustee (acting on the instructions of the Debenture Holders) or is revoked without being replaced within 10 Business Days;

        (x)     (UNENFORCEABILITY):

                (i) all or any material part of any Relevant Document is terminated, void, avoided, illegal, invalid, unenforceable or limited in its effect; or

                (ii) any party has the right to terminate, rescind or avoid all or part of any Relevant Document,

                or any party other than the Trustee, the Agent or a Debenture Holder so alleges;

        (y) (CHANGE OF CONTROL) there is any change in shareholding or change in control of an Issuer Party;

        (z) (CHANGE IN CONSTITUENT DOCUMENTS) an Issuer Party changes its constituent documents in a material respect without the consent of the Trustee (acting on the instructions of the Agent);

        (aa) (ACTION BY PUBLIC AUTHORITIES OR BREACHES OF LAW OR OF AUTHORISATION):

                (i)     any Public Authority takes any action;

                (ii) there is any claim or requirement of substantial expenditure or alteration of activity under, or breach of, any law; or

                (iii)   there is any breach of any Authorisation,

                which the Trustee declares (acting on the instructions of the Debenture Holders) would have or be likely to have a Material Adverse Effect or any circumstance arises which may give rise to any such action, claim, requirement or breach;

        (bb)    (APPROPRIATION):

                (i) all or a material part of the assets of an Issuer Party are compulsorily acquired by a Public Authority or a Public Authority orders the sale or divestiture of those assets; or

                (ii) a Public Authority gives notice to the Issuer Party to do so;

        (cc) (MATERIAL ADVERSE EFFECT) an event or series of events (whether related or not) occurs which the Trustee declares (acting on the instructions of the Debenture Holders) would have or be likely to have a Material Adverse Effect; or

        (dd) (LETTER OF CREDIT) if a replacement Letter of Credit is not issued prior to 5 Business Days before the expiry of the then current Letter of Credit.

15.2    EFFECT OF EVENT OF DEFAULT

        (a) If an Event of Default occurs, the Trustee (acting on the instructions of the Debenture Holders) may by notice to the Issuer declare that the Secured Money is immediately due and payable.

        (b) On receipt of a notice under paragraph (a), the Issuer must immediately pay the Secured Money to the Trustee.


16.     INCREASED COSTS

16.1    INCREASED COSTS

        If a Debenture Holder determines in good faith that, as a result of the introduction or commencement of, or an amendment to, or a change in or in the interpretation or administration by any Public Authority of:

        (a) any law (including in relation to Tax), order, treaty or official policy, directive or request; or

        (b) any prudential or other requirement or guideline of any central bank or other Public Authority,

        (each an 'INCREASED COSTS EVENT') there is any direct or indirect:

        (c) increase in the cost to the Debenture Holder of providing, funding or maintaining financial accommodation or otherwise performing its obligations under any Transaction Document; and/or

        (d) reduction in the effective return to the Debenture Holder in connection with the Transaction Documents,

        then the Debenture Holder must promptly notify the Agent, who must in turn notify the Issuer ('INCREASED COSTS NOTICE'), and the Issuer must within 15 days pay to the Trustee (on account of the Debenture Holder) on demand from time to time any additional amounts which the Debenture Holder certifies are necessary to compensate the Debenture Holder for the increased cost or reduction in return. The notification by the Debenture Holder must state in reasonable detail the reasons for the Increased Costs Event and the additional amount required to compensate the Debenture Holder.

        This clause applies to an Increased Costs Event even if it does not have the force of law provided that compliance with its subject matter is customary practice for responsible bankers or financial institutions in the applicable country.

16.2    METHOD OF CALCULATION

        In determining amounts payable under this clause, a Debenture Holder may use averaging and attribution methods commonly used by the Debenture Holder or any other reasonable averaging or attribution method.

17.     ILLEGALITY

        If any introduction of or change in a law, regulation or an official directive or request which has the force of law or compliance with which is in accordance with the practice of responsible bankers or a change in its interpretation or administration after the date of this document makes it unlawful or impossible for a Debenture Holder to procure, fund, provide or maintain funding or otherwise observe its obligations under the Transaction Documents:

        (a) the Debenture Holder must use reasonable endeavours to provide its funding by some alternative means (including transferring its rights and obligations to another financial institution acceptable to the Issuer); and

        (b) if the Debenture Holder advises the Trustee that no alternative means are available, the Trustee must use reasonable endeavours to arrange a transfer of the relevant Debenture Holder's rights and obligations in accordance with the requirements of the Intercreditor Agreement (either to another Debenture Holder or another transferee); and

        (c) if a transfer cannot be arranged within 20 Business Days, the relevant Debenture Holder may, by notice to the Issuer require that the Issuer prepay (on the last day before the illegality or impossibility arises or the Business Day following 10 Business Days after delivery of the notice, whichever is the later), the Debenture Holder's Secured Money.

18.     FEES

        The Issuer must pay such fees to the Trustee as are agreed from time to time between the Issuer and the Trustee.

19.     COSTS AND EXPENSES

        Subject to agreement between the parties, the Issuer must immediately pay on demand all costs and expenses of the Trustee, the Agent, a Debenture Holder, a Receiver and an Attorney relating to or in connection with:

        (a) the negotiation, preparation, execution, delivery, registration and completion of, payment of Taxes on, and provision of funding under, any Transaction Document;

        (b)     any variation or discharge of any Transaction Document;

        (c) the exercise, enforcement, protection or waiver, or attempted exercise, enforcement or protection, of any Power;

        (d) obtaining or receiving payment of any of the Secured Money and, in the case of the Trustee, its distribution;

        (e)     an Event of Default or Potential Event of Default;

        (f) the giving by it of a consent or approval in connection with the Transaction Documents;

        (g) any enquiry by any Public Authority concerning the Issuer or any of its Related Entities, the issue of Debentures or the involvement of the Trustee in the Transaction Documents;

        (h)     maintaining, preserving or protecting the Secured Property;

        (i) surveying, valuing, inspecting or reporting on the Secured Property; and

        (j) obtaining advice from a professional person or consultant about any matter of concern to the Trustee, the Agent, a Debenture Holder, a Receiver or an Attorney in connection with a Transaction Document, including any legal costs and expenses (on a full indemnity basis), any professional consultant's fees and the costs (calculated on a time employed basis) of in-house legal counsel. All costs and expenses under paragraphs (a), (b), (d), (f), (g), (h), (i) and (j) will be reasonable unless paragraphs (c) or (e) also apply. Nothing in this clause shall make the Issuer liable to pay any costs or expenses to the extent that such costs and expenses are recoverable by the claimant or its representatives as an input credit under GST Law.

20.     TAXES

20.1    ISSUER TO PAY TAXES

        The Issuer must pay, or immediately on demand reimburse the Trustee, the Agent or a Debenture Holder, for, all Taxes which may be payable or determined to be payable by the Trustee, the Agent or Debenture Holder (as the case may be) and which are paid in connection with any Transaction Document or a payment, receipt, supply of goods or services or other transaction contemplated by or carried out under or pursuant to any Transaction Document, including Taxes passed onto the Trustee, the Agent or a Debenture Holder by another financial institution or supplier of goods and services.

20.2    FINES AND PENALTIES

        The Issuer must pay all fines and penalties for late payment or non-payment of the Taxes referred to in clause 20.1 (Issuer to pay Taxes) except where the Issuer places the Trustee, the Agent or Debenture Holder in cleared funds to make the payment not less than 5 Business Days prior to the due date and the Trustee, the Agent or Debenture Holder fails to make the payment.

20.3    GOODS AND SERVICES TAX

        (a) Notwithstanding any other provision in this document, any amount payable to the Trustee or a Debenture Holder under this document does not include any GST. Terms defined in the GST Law have the same meaning in this clause 20.3.

        (b) To the extent that any supply under or in connection with this document, by the Trustee or a Debenture Holder constitutes a taxable supply pursuant to GST Law, the consideration payable will automatically be increased to include an additional amount on account of GST and the Trustee or the Debenture Holder (as the case may be) will provide the Issuer with an appropriate tax invoice for the amount of the GST prior to demanding payment from the Issuer. That amount will be the product of the value of the consideration for the supply and the prevailing GST rate.

20.4    DEDUCTION OR WITHHOLDING REQUIRED

        If the Issuer must deduct or withhold Taxes from a payment to the Trustee, it must:

        (a) make that deduction and/or withholding, pay to the appropriate Public Authority the full amount deducted and/or withheld as required by law and give the Trustee a receipt for the payment; and

        (b) increase its payment to the Trustee to an amount which will result in the Trustee receiving (after deduction or withholding of any Taxes in respect of the increased payment) the full amount which it would have received if no deduction or withholding had been required.

21.     GENERAL INDEMNITY

        The Issuer must immediately indemnify the Trustee, the Agent and each Debenture Holder on demand against any Loss by the Trustee, the Agent or Debenture Holder (and, in the case of paragraph (f) below, any of its officers) in respect of any of the following:

        (a) the Issuer failing to issue any Debentures which it has requested a party subscribe for pursuant to an Issue Notice not being made for any reason including any failure by the Issuer to fulfil any condition precedent contained in this document, but excluding any default by the Debenture Holder or Trustee;

        (b) the occurrence of any Potential Event of Default or Event of Default;

        (c) the exercise or attempted exercise by the Trustee, the Agent or Debenture Holder of any Power;

        (d) any prepayment of all or part of any Debentures whether or not it is permitted under the Transaction Documents;

        (e) any payment required under a Transaction Document not being made on its due date;

        (f)     any Environmental Liability;

        (g) the Trustee, the Agent or Debenture Holder acting in good faith on any notice or communication from, or genuinely believed to be from, the Issuer; and

        (h) reliance by the Trustee, the Agent or Debenture Holder on information supplied by or on behalf of the Issuer which proves to be a misrepresentation or to be misleading or deceptive,

        including:

        (i) all reasonable legal costs and expenses in connection with the above on a full indemnity basis; and

        (j) any Loss (including loss of profit) by the Trustee, the Agent or Debenture Holder in terminating, reversing or varying any agreement (including a Derivative Transaction), in repaying amounts obtained to fund the subscription for Debentures or in re-deploying or re-investing any funds held or contracted for, other than any Loss arising from the gross negligence or fraud of the Trustee, the Agent or a Debenture Holder.

22.     DEFAULT INTEREST

22.1    DEFAULT INTEREST

        (a) The Issuer must immediately on demand pay to the Trustee or Debenture Holder (as the case may be) interest on any of the Secured Money which is due and payable by it and not paid.

        (b)     Interest payable under paragraph (a) is calculated:

                (i) up to the date of actual payment from and including the due date or, in the case of an amount payable by way of reimbursement or indemnity, the date of disbursement or Loss, if earlier ('CALCULATION DATE'); and

                (ii) at the rate ('DEFAULT RATE') determined by the Trustee or Debenture Holder (as the case may be) as at the Calculation Date and then at monthly intervals, as the higher of:

                        (A) if the Issuer's liability is the subject of a judgment or order, the rate payable under that judgment or order; and

                        (B) the sum of the Applicable Margin, the Bank Bill Rate for Bills having a term of 1 month and 2% per annum.

22.2    INTEREST FOLLOWING JUDGMENT

        If the Issuer's liability under a Transaction Document is the subject of a judgment or order, the obligation to pay interest under this clause is an obligation separate from the judgment or order and will subsist despite the making of the judgment or order.

22.3    CAPITALISATION

        Interest payable under this clause that has not been paid may be capitalised by the Trustee or Debenture Holder at intervals of not less than 1 month as determined by the Trustee or Debenture Holder from time to time. Capitalised interest will itself bear interest at the Default Rate from the date of capitalisation up to and including the date of actual payment.

23.     REPLACEMENT OF TRUSTEE

23.1    RETIREMENT

        (a) The Trustee may retire as Trustee by giving to the Issuer, the Agent and each Debenture Holder not less than 20 Business Days' notice (or a lesser period if agreed by the Issuer) of its intention to do so. No retirement takes effect unless a trustee ('SUCCESSOR TRUSTEE') approved by the Debenture Holders has been appointed to succeed the Trustee. If no Successor Trustee has been appointed within 20 Business Days after the notice of retirement, then the Trustee may on behalf of the Debenture Holders appoint a Successor Trustee who accepts the appointment.

        (b) On appointment of a Successor Trustee, the Trustee will be discharged from its rights, power and obligations and the Successor Trustee will become the 'Trustee' for the purposes of each Transaction Document and will have all the rights and powers, and be subject to all of the obligations, of the Trustee in each Transaction Document.

        (c) Any release referred to in paragraph (b) will be without prejudice to any liability for breach or default by the Trustee prior to the appointment of the Successor Trustee.

23.2    REMOVAL

        The Debenture Holders are entitled, at any time and from time to time:

        (a) to remove any Trustee on giving 20 Business Days' notice to the Trustee; and

        (b) with the consent of the Trustee and the Issuer, to appoint any person or persons as an additional trustee of the Trust ('ADDITIONAL TRUSTEE'). For this purpose, the Trustee and the Issuer will be deemed to have consented to the appointment if they have not responded to a request for consent from the Debenture Holders within 20 Business Days of receipt of the requests. The Additional Trustee will become a 'Trustee' for the purposes of this document and will have all the rights and powers, and be subject to all of the obligations, of the Trustee in each Transaction Document; and

        (c) to appoint any person or persons ('NEW TRUSTEE') as a new trustee of the Trust in place of any Trustee who resigns or ceases to be a Trustee by operation of law, or pursuant to removal by the Debenture Holders. The New Trustee will become the Trustee for the purposes of this document and will have all the rights and powers, and be subject to all of the obligations, of the Trustee in each Transaction Document.

23.3    FURTHER ASSURANCE BY RETIRING TRUSTEE

        A retiring or removed Trustee (or in the case of the appointment of an Additional Trustee, the pre-existing Trustee) agrees (without cost to
        it) to execute and to do everything else necessary or appropriate in its reasonable opinion to transfer the Trust Fund into the name of the new Trustee and to ensure that all public registers record the new Trustee as a trustee of the Trust Fund.

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
24.     REVOCATION AND AMENDMENT OF TRUST DEED

        The Trustee for the time being may, with the consent of the Debenture Holders and the Issuer, at any time and from time to time, by deed revoke, add to or vary all or any of the trusts, powers, discretions, terms and conditions contained in this document (as previously varied) provided that the rule known as the rule against perpetuities is not infringed.

25.     NOTICES

25.1    REQUIREMENTS

        A notice, approval, consent or other communication ('NOTICE') in connection with a Transaction Document:

        (a)     must be given by an Authorised Officer of the relevant party;
                and

        (b)     must be in writing; and

        (c) must be left at the address of the addressee, or sent by prepaid ordinary post (airmail if posted to or from a place outside Australia) to the address of the addressee or sent by facsimile to the facsimile number of the addressee at:

                (i)     in the case of the Issuer:

                        Address: 170 Epping Road, Lane Cove, NSW 2066
                        Attention: Frank Ianns / Keith Fujinaga
                        Facsimile: (02) 9418 7830;

                (ii)    in the case of the Trustee:

                        Address:Level 2, 20 Martin Place, Sydney, NSW 2000
                        Attention: Ms Kirsten Ludlow
                        Facsimile: (02) 9227 1031;

                (iii)   in the case of the Agent:

                        Address: Level 13, 20 Martin Place, Sydney, NSW 2000
                        Attention: Ms Michelle Burke
                        Facsimile: (02) 9227 1334; and

                (iii) in the case of a Debenture Holder, to the address or facsimile number notified by that Debenture Holder to the Trustee,

                or if the addressee notifies another address or facsimile number, then to that address or facsimile number.

25.2    EFFECT

        Unless a later time is specified in it, a Notice takes effect from the time it is received.

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
25.3    DEEMED RECEIPT

        A Notice is taken to be received:

        (a) in the case of a posted Notice, on the third Business Day after posting for domestic mail and seventh Business Day after posting for international mail; and

        (b) in the case of facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient, but if the delivery or receipt is on a day which is not a business day in the place of delivery or receipt or is after 4.00pm (addressee's time), it is taken to be received at the commencement of business on the next day which is a business day in that place.

25.4    NOTICE PROVISIONS IN OTHER TRANSACTION DOCUMENTS

        This clause does not limit any provision for the giving of Notices contained in any other Transaction Document.

26.     TRUSTEE'S LIMITATION OF LIABILITY PROTECTION

26.1    CAPACITY OF TRUSTEE

        Subject to clause 26.3, the Trustee enters into this document and each other Transaction Document only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with any Transaction Document can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies notwithstanding any other provision of this document (other than clause 26.3) and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to any Transaction Document.

26.2    NO PERSONAL LIABILITY

        Subject to clause 26.3, the parties may not sue the Trustee personally or seek the appointment of a liquidator, administrator, receiver or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

26.3    EXCLUSION

        The provisions of this clause shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under this document or by operation of law there is a reduction in the extent, or an extinguishment, of the Trustee's right of indemnity out of the assets of the Trust, as a result of the Trustee's fraud, gross negligence, wilful misconduct or breach of trust.

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
27.     PRESERVING THE TRUSTEE'S AND DEBENTURE HOLDERS' POWERS

27.1    PRESERVATION

        (a) The fact that the Trustee or a Debenture Holder exercises, does not exercise, or delays the exercise of, any Power does not affect, or constitute a representation in relation to, the Power or any other Power.

        (b) Without limiting paragraph (a), the fact that the Trustee or a Debenture Holder exercises a Power does not prevent it from exercising that Power again.

        (c) Unless expressly provided in a Transaction Document, no Power nor any Transaction Document merges in, adversely affects or is adversely affected by any other Power or Transaction Document or any Security Interest, judgment or remedy which the Trustee or a Debenture Holder (or anyone claiming through it) may have or obtain.

27.2    NO OBLIGATION TO EXERCISE RIGHTS OR GIVE CONSENT

        The Trustee or a Debenture Holder may:

        (a)     exercise or not exercise any Power;

        (b)     give or not give its consent; and

        (c)     make or not make a decision,

        under the Transaction Documents or in relation to the Trust in its absolute discretion unless a Transaction Document expressly provides otherwise. A consent given by the Trustee or a Debenture Holder subject to conditions does not take effect until the conditions are complied with to the satisfaction of the Trustee or a Debenture Holder (acting on the instructions of the Debenture Holders).

27.3    CONSENT AND WAIVERS

        A consent or waiver by the Trustee or a Debenture Holder is effective only if in writing.

27.4    POWERS

        (a) The Powers provided by the Transaction Documents are cumulative and not exclusive of any other rights, powers, discretions or remedies provided by law.

        (b) Where a Power under the Transaction Documents is inconsistent with a Power at law, the Transaction Documents prevail to the extent permitted by law. A Power at law is not inconsistent with the Transaction Documents merely because it is more extensive than a similar Power in the Transaction Documents or because there is no similar Power in the Transaction Documents.

27.5    CHOICE OF SECURITIES AND GUARANTEES

        The Trustee or a Debenture Holder need not resort to any Security Interest, Guarantee or any other Power before resorting to any other of them.

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
27.6    INDEMNITIES GENERALLY

        (a)     Each indemnity in the Transaction Documents:

                (i)     is absolute and unconditional;

                (ii) is a continuing obligation despite any settlement of account or the occurrence of any other thing;

                (iii) must be discharged without set-off, deduction, abatement, counterclaim, suspension or deferment;

                (iv) constitutes a separate and independent obligation of the party giving the indemnity from its other obligations under the Transaction Documents; and

                (v)     survives termination of any Transaction Document.

        (b) It is not necessary for the Trustee or a Debenture Holder to incur an expense or make a payment before enforcing a right of indemnity conferred by a Transaction Document.

27.7    MORATORIUM LEGISLATION

        A moratorium does not apply to a Transaction Document or the recovery of the Secured Money except if:

        (a) the Trustee or a Debenture Holder to whom the obligation is owed agrees in writing that it does; or

        (b)     it cannot be excluded by law.


28.     OTHER PROVISIONS

28.1    PAYMENTS AND RECEIPTS IN FOREIGN CURRENCY

        If for any reason the Trustee receives or recovers any amount ('PAID AMOUNT') under or in relation to a Transaction Document in a currency other than the currency in which it is payable under the Transaction Document ('AGREED CURRENCY'), the amount which the Trustee will be taken to have received or recovered for the purposes of the Transaction Documents will be the Agreed Currency amount to which the Trustee could have converted the Paid Amount, in accordance with its normal procedures, at the time of the receipt or recovery less the costs of the conversion.

28.2    FURTHER ASSURANCES

        The Issuer must, at the Issuer's cost, do whatever the Trustee reasonably requires to:

        (a) secure more satisfactorily the Secured Property to the Trustee (including by executing a legal or statutory mortgage over any real property or other Secured Property the subject of a fixed charge); or

        (b)     enable the better exercise of any Power,

        or both and use its reasonable efforts to make anyone else who has an interest in the Secured Property or claims under or in trust for the Issuer do the same.

28.3    NOTIFICATION FROM ISSUER

        If the Issuer is required under this document to notify the Trustee about anything, it must do so in writing.

28.4    TRUSTEE AND DEBENTURE HOLDERS MAY SET OFF

        Without any demand or prior notice, the Trustee or a Debenture Holder may, if an Event of Default is subsisting, set off and apply indebtedness it owes to the Issuer (whatever the currency) against any money owing to it by the Issuer under a Transaction Document:

        (a) whether the amount owed by the Trustee or Debenture Holder is owed alone or with any other person; and

        (b) whether or not the amount owed by the Trustee or Debenture Holder is immediately payable.

        The Issuer irrevocably authorises the Trustee and each Debenture Holder (as the case may be) to do anything necessary (including to sign any document and effect appropriate currency exchanges) for that purpose.

        If the Trustee or a Debenture Holder exercises any right of set-off, it will thereafter give notice of such exercise to the Issuer.

        If a Debenture Holder exercises any right of set off, such Debenture Holder ('PURCHASING DEBENTURE HOLDER') shall immediately purchase from the other Debenture Holders sufficient Debentures to cause its Proportion to remain the same as it was before such set off was exercised provided, however, that if any portion of such set off amount is later recovered from the Purchasing Debenture Holder, the purchase of the Debentures shall be rescinded and each other Debenture Holder shall repay to the Purchasing Debenture Holder:

        (a)     the purchase price to the extent of such recovery; and

        (b) an amount equal to such other Debenture Holder's rateable share (according to the proportion of (A) the amount of such other Debenture Holder's required repayment to (B) the total amount so recovered from the Purchasing Debenture Holder) of any interest or other amount paid or payable by the Purchasing Debenture Holder in respect of the total amount so recovered.

        The Issuer agrees that any Purchasing Debenture Holder may, to the fullest extent permitted by law, exercise all its rights of set off against the Issuer.

28.5    ISSUER MUST NOT SET OFF

        The Issuer may not (either directly or indirectly) claim, exercise or attempt to exercise a right of set-off or counterclaim against the Trustee or a Debenture Holder (whether the right is the Issuer's or any other person's) or any other right which might have the effect of reducing the Secured Money.

28.6    SURPLUS PROCEEDS

        If surplus money remains in the hands of the Trustee or an External Administrator after payment of all the Secured Money (and satisfaction of any obligation ranking in priority to the Secured Money or secured by a Security Interest):

        (a)     no trust arises over that surplus money; and

        (b) that surplus money does not carry interest and the Trustee or External Administrator must promptly following satisfaction, pay it to an account in the name of the Issuer (whether or not opened by the Trustee or External Administrator for that purpose) and notify the Issuer of such payment. The Trustee or External Administrator is then no longer liable for the surplus money.

28.7    APPLYING RECEIPTS

        Subject to clause 4.3, the Trustee may apply or appropriate money received to reduce the Secured Money in the order, and to satisfy whatever part of the Secured Money, the Trustee sees fit.

28.8    NOTICES OR DEMANDS AS EVIDENCE

        Subject to any contrary provision in the Transaction Documents, a notice or certificate from or demand by the Trustee to the Issuer stating:

        (a) that a specified sum of money is owing or payable under a Transaction Document;

        (b)     that an Event of Default has occurred; or

        (c) any other fact or determination relevant to the rights or obligations of the Trustee, a Debenture Holder or a Issuer Party under a Transaction Document,

        is admissible in proceedings and is prima facie evidence of the matters stated except if there is manifest error.

28.9    SEVERABILITY

        (a) A construction of this document that results in all provisions being enforceable and effective is to be preferred to a construction that does not.

        (b) If, despite the application of paragraph (a), a provision of this document is illegal, unenforceable or ineffective, then the provision will be inoperative, but only to the extent to which, and during such time as, it is illegal, unenforceable or ineffective and the remainder of this document will continue in force.

28.10   VARIATION OF THIS DOCUMENT

        (a) Subject to paragraph (b), a variation of this document must be in writing and signed by or on behalf of the Issuer and the Trustee (acting on the instructions of the Required Lenders).

        (b) The Trustee (acting on the instructions of the Required Lenders) may unilaterally vary any provision of this document which does not vary the obligations or rights of the Issuer under the Transaction Documents.

28.11   AUTHORISED OFFICERS AND COMMUNICATIONS

        The Issuer irrevocably authorises the Trustee to rely on:

        (a) a certificate by any person purporting to be a director or secretary of the Issuer as to the identity and signatures of its Authorised Officers. The Issuer warrants that those persons have been authorised to give notices and communications under or in connection with the Transaction Documents; and

        (b) any notice or other document contemplated by any Transaction Document which bears the purported signature (whether given by facsimile or otherwise) of an Authorised Officer of the Issuer.

28.12   ASSIGNMENT

        The Trustee may only assign or otherwise deal with its rights and benefits under any Transaction Document if it obtains the prior consent of the Debenture Holders.

        A Debenture Holder may only assign or otherwise deal with its rights and benefits under any Transaction Document in accordance with the provisions of the Intercreditor Agreement.

        The Issuer may not assign or otherwise deal with its rights and benefits under this document, any Debenture Certificate and under any Transaction Document without obtaining the consent of the Trustee (acting on the instructions of the Debenture Holders).

28.13   THE TRUSTEE OR A DEBENTURE HOLDER MAY DISCLOSE INFORMATION

        The Trustee or a Debenture Holder may disclose to a potential assignee or participant any information about the Issuer or a Transaction Document which it considers necessary on the basis that the potential assignee or participant agrees to treat the information confidentially.

28.14   CERTAIN NOTICES OR DEMANDS

        A certificate signed by an Authorised Officer of the Trustee, the Agent or a Debenture Holder stating:

        (a) that a specified sum of money is owing or payable (or both) under a Transaction Document; or

        (b)     that an Event of Default has occurred; or

        (c) something relevant to the rights or obligations of the Trustee, the Agent, a Debenture Holder, or the Issuer under a Transaction Document,

        is admissible in proceedings and is prima facie evidence of the matters stated except if there is manifest error.

28.15   IF DUE DATE NOT A BUSINESS DAY

        If anything should be done under this document on a day that is not a Business Day, then it must be done on the previous Business Day.

28.16   SEVERABILITY

        (a) A construction of this document that results in all provisions being enforceable is to be preferred to a construction that does not so result.

        (b) If, despite the application of paragraph (a), a provision of this document is illegal or unenforceable:

                (i) and it would be legal and enforceable if a word or words were omitted, that word or those words are severed; and

                (ii)    in any other case, the whole provision is severed,

                and the remainder of this document continues in force.

28.17   GOVERNING LAW AND JURISDICTION

        (a)     This document is governed by the laws of New South Wales.

        (b) Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New South Wales. Each party waives any right it has to object to an action being brought in those courts, including by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

        (c) Without preventing any other mode of service, any document in an action (including, without limitation, any writ or summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 25.

28.18   ATTORNEYS

        Each attorney signing this document under a power of attorney certifies, by the attorney's signature, that the attorney has no notice of the revocation of the power of attorney.

28.19   COUNTERPARTS

        This document may be executed in any number of counterparts.

                         SCHEDULE 1 -- FORM OF DEBENTURE

                                    DEBENTURE

Tranche [1 or 2] Debenture

Serial number  [insert number ]

                          PENFORD HOLDINGS PTY LIMITED
                                ACN 094 279 339
                    of 170 Epping Road, Lane Cove, NSW 2066
                                   ('ISSUER')

DEBENTURE HOLDER            ISSUE             FACE              MATURITY DATE
NAME AND                    DATE              VALUE
ADDRESS

[insert name and address]   [insert date ]    $[           ]    31 October 2005


THIS DEBENTURE is issued pursuant to the debenture trust deed ('DEBENTURE TRUST DEED') dated [ ] between the Issuer and ANZ Capel Court Limited ACN 004 768 807 ('TRUSTEE'). It is issued with the benefit of and subject to the Debenture Trust Deed and the conditions endorsed on this Debenture Certificate.

Definitions in the Debenture Trust Deed apply to this Debenture Certificate and:

'FACE VALUE' means, in relation to this Debenture Certificate, the face value specified above.

THIS IS TO CERTIFY that:

        (a) the person whose name and address is set out above and described as 'Debenture Holder' is the registered holder of Debenture issued by the Issuer; and

        (b)     the Issuer:

                (i) acknowledges its indebtedness to the Debenture Holder for the Face Value;

                (ii) promises to pay to the Debenture Holder interest on the Face Value on the terms of the Debenture Trust Deed;

                (iii) promises to pay an amount equal to the Face Value to the Debenture Holder on the maturity date specified above or, if earlier, as required by a Transaction Document; and

                (iv) promises to pay the Debenture Holder all Secured Money to the Debenture Holder at the times and in the manner specified in the Transaction Documents; and

        (c) the Issuer must pay all amounts in relation to this Debenture Certificate or referred to above in immediately available funds without set-off or counterclaim and without deduction for Taxes or otherwise (except any compulsory deduction for Taxes) in the manner specified in the Transaction Documents; and

        (d) subject to the provisions of any Transaction Document, the Debenture may be assigned or transferred with the written consent of the Trustee.

                                   CONDITIONS

1.      BOTH PARTIES TO SIGN TRANSFER

        Every instrument of transfer must be signed by the transferor and the transferee. The transferor remains the owner of the Debenture until the name of the transferee is entered in the Register for that Debenture.

2.      REGISTRATION REQUIREMENTS FOR TRANSFERS

        (a) Every instrument of transfer must comply with the provisions of clause 6.6(b) of the Debenture Trust Deed.

        (b) If the Trustee is satisfied that a transfer complies with paragraph (a), it will enter the transferee's name in the Register as the Debenture Holder entitled to the Debenture comprised in the transfer. The Issuer will then issue a new Debenture Certificate or Debenture Certificates to the transferee.

        (c) Subject to the Debenture Trust Deed, the contents of the Register are conclusive as to the identity of Debenture Holders.

3.      REPLACEMENT DEBENTURE CERTIFICATE

        (a) If a Debenture Certificate is worn out or defaced then upon its production to the Issuer, the Issuer may cancel it and may issue a new Debenture Certificate in its place.

        (b)     If:

                (i) a Debenture Certificate is lost or if the Issuer does not receive satisfactory proof of destruction of a Debenture Certificate; and

                (ii) the Trustee confirms in writing that the applicant for the new Debenture Certificate is a Debenture Holder,

                then the Issuer will issue a new Debenture Certificate to the person entitled to the lost or destroyed Debenture Certificate provided that the applicant for the new Debenture Certificate agrees to pay the reasonable costs and expenses of the Issuer in issuing the new certificate. The Issuer must notify the Trustee of the issue of each new Debenture Certificate within five Business Days of its issue.

        (c) An entry as to the issue of the new Debenture Certificate will be made in the Register. The new Debenture Certificate will indicate that it is issued as a replacement certificate.

        (d) The person entitled must pay to the Issuer $10.00 for any new Debenture Certificate issued under this condition 3.

4.      DEFAULT INTEREST

        If the Issuer does not pay any amount payable under this Debenture Certificate ('UNPAID AMOUNT') on the day on which it is due, then:

        (a) the Issuer must pay on demand interest on the Unpaid Amount at the Default Rate; and

        (b) any interest under paragraph (a) which has not been paid is capitalised on the first day of each calendar month (or such other dates as the Debenture Holder determines). It then bears interest itself under this condition at the rate referred to in paragraph (a).

5.      DEBENTURE HOLDER BOUND

        By executing this Debenture Certificate the Debenture Holder covenants for the benefit of the Trustee and the Issuer to be bound by the provisions of the Debenture Trust Deed.

EXECUTED as a deed.

DATED  insert date

SIGNED SEALED and DELIVERED by               )
[insert attorney's name] as attorney for     )
PENFORD HOLDINGS PTY LIMITED under power of  )
attorney dated [insert date]                 )
in the presence of                           )

--------------------------------------------     -------------------------------
Signature of witness                             Attorney

--------------------------------------------
Name of witness (print)


SIGNED SEALED and DELIVERED by           )
[insert attorney's name] as attorney for )
[INSERT DEBENTURE HOLDER'S               )
NAME] under power of attorney dated      )
[insert date] in the presence of         )

--------------------------------------------     -------------------------------
Signature of witness                             Attorney

--------------------------------------------
Name of witness (print)

                            SCHEDULE 2 - ISSUE NOTICE

                          TO BE ON ISSUER'S LETTERHEAD

Date:

To:        [Subscriber]
           [Address]

And        ANZ Capel Court Limited
           Level 2, 20 Martin Place
           SYDNEY  NSW  2000

We refer to clause 6 of the Debenture Trust Deed dated [ ] 2000 ('DEBENTURE TRUST DEED'). Terms used in this notice which are defined in the Debenture Trust Deed have the meanings so defined.

1. We give you irrevocable notice that we wish to issue debentures in an amount of $[ ] on [ ] ('ISSUE DATE')

2.      Particulars of the debentures are as follows:

                    FACE VALUE                 FUNDING PERIOD
                ------------------          --------------------
                [                ]          [                  ]
                [                ]          [                  ]
                [                ]          [                  ]

3.      We request that the proceeds of subscription for debentures be remitted
        to account number [   ] at
        [   ] [INSERT ALTERNATIVE INSTRUCTIONS, IF REQUIRED].

4.      We represent and warrant that:

        (a) [(except as disclosed in paragraph (c))] the representations and warranties in the Debenture Trust Deed are true as though they had been made at the date of this Issue Notice and the Issue Date specified above in respect of the facts and circumstances then subsisting;

        (b) [(except as disclosed in paragraph (c))] no Event of Default or Potential Event of Default is subsisting or will result from the issue of the Debenture; [and]

        (c)     details of the exceptions to paragraphs (a) and (b) are as
                follows: [   ], and we [have taken][propose] the following
                remedial action: [   ].

        We acknowledge that inclusion of a statement under paragraph (c) will not prejudice your rights under the Debenture Trust Deed, including under clause 15 of the Debenture Trust Deed, or affect the operation of clause 12.2 of the Debenture Trust Deed.

For and on behalf of
PENFORD HOLDINGS PTY LIMITED
-------------------------------------
Authorised Officer

                           SCHEDULE 3 - FUNDING NOTICE

                          TO BE ON ISSUER'S LETTERHEAD

Date:

To:        [Agent]

And        [                 ]
           [Address]

We refer to clause 9 of the Debenture Trust Deed dated [ ] 2000 ('DEBENTURE TRUST DEED'). Terms used in this notice which are defined in the Debenture Trust Deed have the meanings so defined:

1. We give you irrevocable notice that the next Funding Period for the following Debentures is as follows:

                                  DEBENTURE
        DEBENTURE HOLDER        CERTIFICATE NO.          FUNDING PERIOD
       -------------------   -------------------   ----------------------------
       [                 ]   [                 ]   [                          ]
       [                 ]   [                 ]   [                          ]

2.      We represent and warrant that:

        (a) [(except as disclosed in paragraph (c))] the representations and warranties in the Debenture Trust Deed are true as though they had been made at the date of this Funding Notice and the Funding Date specified above in respect of the facts and circumstances then subsisting;

        (b) [(except as disclosed in paragraph (c))] no Event of Default or Potential Event of Default is subsisting; [and]

        (c)     details of the exceptions to paragraphs (a) and (b) are as
                follows: [   ], and we [have taken][propose] the following
                remedial action: [   ].

        We acknowledge that inclusion of a statement under paragraph (c) will not prejudice your rights under the Debenture Trust Deed, including under clause 15 of the Debenture Trust Deed, or affect the operation of clause 12.2 of the Debenture Trust Deed.

For and on behalf of
PENFORD HOLDINGS PTY LIMITED
--------------------------------
Authorised Officer

                         SCHEDULE 4 - APPLICABLE MARGIN

                                  (CLAUSE 1.1)

TRANCHE 1 DEBENTURES

The Applicable Margin shall be the rate per annum set out in the table below opposite the applicable Level for such quarter.


                                              TRANCHE 1 DEBENTURES
              LEVEL                    APPLICABLE MARGIN IN BASIS POINTS
            ----------                 ---------------------------------
             Level I                                  175

             Level II                                 200

            Level III                                 225


In this Schedule:

"LEVEL I" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is less than or equal to 2:1.

"LEVEL II" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is greater than 2:1 and less than or equal to 2.5:1.

"LEVEL III" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 2.5:1.

Levels I, II and III shall be determined in the manner specified in Schedule III of the US Credit Agreement and 'Reporting Date' has the meaning given in that Schedule.

TRANCHE 2 DEBENTURES

The Applicable Margin is equal to 35 basis points.

                   SCHEDULE 5 -- REPAYMENT OF PRINCIPAL AMOUNT

                                   (CLAUSE 11)


               DATE                               PRINCIPAL AMOUNT TO BE REPAID
       -------------------                        -----------------------------
           31 May 2001                                    $1,845,562.38

          31 August 2001                                  $1,845,562.38

         30 November 2001                                 $2,768,345.49

         28 February 2002                                 $2,768,345.49

           31 May 2002                                    $2,768,345.49

          31 August 2002                                  $2,768,345.49

         30 November 2002                                 $2,768,345.49

         28 February 2003                                 $2,768,345.49

           31 May 2003                                    $2,768,345.49

          31 August 2003                                  $2,768,345.49

         30 November 2003                                 $2,768,345.49

         28 February 2004                                 $2,768,345.49

           31 May 2004                                    $2,768,345.49

          31 August 2004                                  $2,768,345.49

         30 November 2004                                 $2,768,345.49

         28 February 2005                                 $2,768,345.49

           31 May 2005                                    $2,768,345.49

          31 August 2005                                  $2,768,337.81

EXECUTED as a deed.


SIGNED SEALED and DELIVERED by               )
Renu Gupta                                   )
as attorney for PENFORD HOLDINGS PTY LIMITED )
under power of attorney dated  13 November   )
2000                                         )
in the presence of                           )

/s/ Andrew Nafranowicz                           /s/ Renu Gupta
--------------------------------------------     --------------------------------------------
Signature of witness                             Attorney

Andrew Nafranowicz
--------------------------------------------
Name of witness (print)



SIGNED SEALED and DELIVERED by ANZ CAPEL     )   ANZ CAPEL COURT LIMITED by its Attorney. .
COURT LIMITED by its Attorney . . .          )   Mark Fitzpatrick. . . . . . . . . . . .
Mark Fitzpatrick. . . . . . . . . .          )   and I, the said Attorney, state that I
who is personally known to me                )   have not received any notice of the
                                             )   revocation of the Power of Attorney dated
                                             )   15/11/00 under which this document is
                                             )   executed
                                             )

/s/ Andrew Nafranowicz                           /s/ Mark Fitzpatrick
--------------------------------------------     --------------------------------------------
Signature of witness